Exhibit 10.13

PPN: 48853 11 3

WARRANT PURCHASE AGREEMENT

WARRANT PURCHASE AGREEMENT (the “Agreement”) made as of April 30, 2001, by and among KTC/AMG HOLDINGS CORP. (to be renamed The Kenan Advantage Group, Inc. immediately following the closing), a Delaware corporation (the “Company”), RSTW PARTNERS III, L.P., a Delaware limited partnership (“RSTW”), and MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, a mutual life insurance company established under the laws of the Commonwealth of Massachusetts, MASSMUTUAL CORPORATE INVESTORS, a Massachusetts business trust, and MASSMUTUAL PARTICIPATION INVESTORS, a Massachusetts business trust (collectively, the “MassMutual Investors”) (RSTW and the MassMutual Investors are collectively referred to herein as the “Purchasers”).

W I T N E S S E T H:

WHEREAS, the Company, Advantage Management Holdings Corp., a Delaware corporation (“AMHC”), Kenan Transport Company, a North Carolina corporation (“Kenan”), and KTC Acquisition Corp., a North Carolina corporation (“KTC”), have entered into that certain Agreement and Plan of Merger, dated as of January 25, 2001 (the “Kenan Merger Agreement”), pursuant to which the Company will acquire all of the issued and outstanding shares of common stock of Kenan (the “Kenan Acquisition Transaction”).

WHEREAS, pursuant to the terms of the Kenan Merger Agreement, KTC will merge (the “Kenan Merger”) with and into Kenan, with Kenan as the surviving corporation.

WHEREAS, AMHC, AMHC Acquisition Corp., a Delaware corporation (“AMHC Acquisition Corp.”) and the Company have entered into that certain Agreement and Plan of Merger, dated as of April 19, 2001 (the “Advantage Merger Agreement”) pursuant to which (a) the Company will exchange shares of its capital stock, warrants and options for AMHC’s Capital Stock, warrants and options (the “Advantage Acquisition Transaction”) and (b) AMHC Acquisition Corp. will merge (the “Advantage Merger”) with and into AMHC, with AMHC as the surviving corporation.

WHEREAS, Advantage Management Group, Inc., an Ohio corporation (“AMGI”) and KTC have entered into a Note Purchase Agreement (the “Note Agreement”) dated of even date with this Agreement with the Purchasers;

WHEREAS, the Company has entered into a Stockholders’ Agreement (the “Stockholders’ Agreement”) and the Registration Rights Agreement (the “Registration Rights Agreement”) each dated of even date with this Agreement with the Purchasers and the other signatories thereto; and

WHEREAS, the Purchasers are willing to enter into and consummate the transactions contemplated by the Note Agreement only if, among other things, the Company enters into, and performs under, this Agreement and the Stockholders’ Agreement and the Registration Rights Agreement.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchasers and the Company, intending to be legally bound, agree as follows:

Article I

Definitions

1.01         Definitions. As used in this Agreement, the following terms have the meanings indicated:

2001 MassMutual Investors Warrants: This term is defined in Section 2.01 of this Agreement.

2001 RSTW Merger Warrants: This term is defined in Section 2.01 of this Agreement.

2001 RSTW New Warrants: This term is defined in Section 2.01 of this Agreement.

1998 RSTW Warrant: This term is defined in Section 2.01 of this Agreement.

2000 RSTW Warrant: This term is defined in Section 2.01 of this Agreement.

Acquisition Documents. This term shall have the meaning ascribed to it in Section 11.1 of the Note Agreement.

Active Public Market. With respect to any Qualified Sale, an Active Public Market exists with respect to a security if the security is traded in the organized domestic securities markets and the number of securities held by the Holders at the time of the determination does not exceed 200% of the number of securities equal to the Trailing Six-Week Volume of the surviving company determined on the date three days immediately prior to the closing of the proposed Qualified Sale. “Trailing Six-Week Volume” means the reported volume of trading in such securities on all national securities exchanges (or, in the case of reported volume of trading in such securities reported through the automated quotation system of a registered securities association, one-half (½) of the amount so reported) during the six weeks immediately preceding the date of determination.

Additional Securities. This term is defined in Section 2.12(a)(iv) of this Agreement.

Adjustment Event. Any event in which (a) the Company or any Subsidiary issues any shares of Capital Stock or any shares of capital stock of any Subsidiary in an Adjustment Public Offering; (b) any Person other than an Affiliate of the Company on the date of this Agreement acquires, without the approval of the Board of Directors of the Company, Capital Stock in connection with the acquisition of the beneficial ownership of more than fifty percent (50%) of the voting securities of the Company, or acquires, without the approval of the Board of Directors of the Company, Capital Stock and the right to elect a majority of the members of the Company’s board of directors for a consideration per share or unit of Common Stock (assuming conversion and exchange of any convertible or exchangeable securities) that exceeds the amount received per share of Common Stock (assuming conversion of all Series D Convertible Preferred Stock owned by such Holder as if there were a sale of the Company to which Section 3 of the Certificate of Designations would be applicable) by any such Holder plus the Exercise Price of the Warrants in connection with the exercise of such Call Option; (c) the Company or any Subsidiary sells all or substantially all of its assets or revenue or income generating capacity for such amount of consideration that, if the Company was liquidated on the date that such sale is consummated, the Fair Market Value of the Series D Convertible Preferred Stock and Common Stock would exceed the amount received per share by any such Holder plus the Exercise Price of the Warrants in connection with the exercise of such Call Option; or (d) the Company or any Subsidiary participates in any merger, consolidation, reorganization, share exchange, recapitalization, or similar transaction or series of related transactions involving a change of control of the Company or any Subsidiary or disposition of all or substantially all of its assets or revenue or income generating capacity, directly or indirectly, in which the Fair Market Value of the Series D Convertible Preferred Stock and Common Stock would exceed the amount received per share by such Holder plus the Exercise Price of the Warrants in connection with the exercise of such Call Option.

Adjustment Public Offering. Each primary public offering of shares of any class of Capital Stock or shares of any class of capital stock of any Subsidiary pursuant to a registration statement filed with the Commission prior to and including the Initial Public Offering.

Advantage Acquisition Transaction.  This term is defined in the recitals of this Agreement.

Advantage Merger.  This term is defined in the recitals of this Agreement.

Advantage Merger Agreement.  This term is defined in the recitals of this Agreement.

Affiliate. With respect to any Person, a Person that, directly or indirectly or through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract, or otherwise.

Agreement. This term is defined in the preamble.

AMGI. This term is defined in the recitals of this Agreement.

AMHC.  This term is defined in the recitals of this Agreement.

Appraiser. This term is defined in the definition of Fair Market Value.

Average Market Value. The average of the Closing Prices for the security in question for the thirty (30) trading days immediately preceding the date of determination.

Big-Five Accounting Firm. Any of Arthur Andersen LLP, Deloitte & Touche LLP, Ernst & Young LLP, KPMG Peat Marwick LLP, PricewaterhouseCoopers LLP and any successor thereof.

Business Day.  Each day of the week except Saturdays, Sundays, and days on which banking institutions are authorized by law to close in the State of Ohio.

Call Option. This term is defined in Section 2.11 of this Agreement.

Call Option Closing. This term is defined in Section 2.11.3 of this Agreement.

Call Option Period. This term is defined in Section 2.11 of this Agreement.

Capital Stock. The Common Stock, the Preferred Stock and any other capital stock of the Company authorized from time to time, and any other shares, options, warrants, rights, interests, participations or equivalents (however designated) of or in the Company, whether voting or nonvoting, including, without limitation, common stock, options, warrants, preferred stock, phantom stock, stock appreciation rights, preferred stock, convertible notes or debentures, stock purchase rights, and all agreements, instruments, documents, and securities convertible, exercisable, or exchangeable, in whole or in part, into any one or more of the foregoing.

Certificate of Designations. The Certificate of the Designations, Powers, Preferences and Rights of the Series A Convertible Preferred Stock (Par Value $0.001 Per Share), Series B Convertible Preferred Stock (Par Value $0.001 Per Share), Series C Convertible Preferred Stock (Par Value $0.001 Per Share) and Series D Convertible Preferred Stock (Par Value $0.001 Per Share) of the Company.

Closing Date. April 30, 2001.

Closing Price.

(a)           If the primary market for the security in question is a national securities exchange registered under the Exchange Act, the Nasdaq — National Market, or other market or quotation system in which last sale transactions are reported on a contemporaneous basis, the last reported sales price, regular way, of such security for such day, or, if there has not been a sale on such trading day, the highest closing or last bid quotation therefor on such trading day (excluding, in any case, any price that is not the result of bona fide arm’s length trading); or

(b)           if the primary market for such security is not an exchange or quotation system in which last sale transactions are contemporaneously reported, the greater of

(i) the highest closing price or (ii) one-half of the sum of (A) the last bona fide bid and (B) the last bona fide asked quotation by disinterested Persons in the over-the-counter market on such trading day as reported by the National Association of Securities Dealers through its Automated Quotation System or its successor or such other generally accepted source of publicly reported bid quotations as the Holders designate.

Common Stock. The common stock, $0.0001 par value, of the Company.

Commission. The Securities and Exchange Commission and any successor federal agency having similar powers.

Company. KTC/AMG Holdings Corp. (to be renamed The Kenan Advantage Group, Inc., immediately following the closing).

Contingent Options. Those certain options to purchase Common Stock issued to (i) Dennis Nash and Carl Young pursuant to Contingent Option Agreements, which permit each holder thereof to purchase up to an aggregate of 161,000 shares of Common Stock and (ii) Jerry L. McDaniel pursuant to a Contingent Option Agreement, which permits the holder thereof to purchase up to an aggregate of 21,400 shares of Common Stock.

Contingent Option Agreements. Those certain Amended and Restated Contingent Senior Management Option Agreements dated as of or about April 30, 2001 executed by the Company and each of Dennis Nash, Carl Young and Jerry L. McDaniel, respectively.

Contingent Options Adjustment Number. This term is defined in Section 2.12(b) of this Agreement.

Dilution Fee. This term is defined in Section 2.09 of this Agreement.

Emery Asset Purchase Agreement.  That certain Agreement for Purchase of Assets of Emery Transportation, Inc. dated as of July 17, 2000, as amended, by Advantage Tank Lines, Inc., Emery Transportation, Inc., Emery Oil Company, Inc., Richard A. Emery, Jr. and Alison Sue Hess.

Employment Agreements. This term is defined in Section 11.1 of the Note Agreement.

Excess Consideration. The amount that a Holder would have realized following the Adjustment Event had the Call Option not been exercised with respect to such Holder until such time, minus the amount that such Holder realized due to the exercise of the Call Option; provided, however, that the amount of Excess Consideration will in all events be deemed to be at least zero.

Exchange Act. The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

Exchange Company. This term is defined in Section 2.08 of this Agreement.

Exchange Notice. This term is defined in Section 2.08 of this Agreement.

Exchange Stock. This term is defined in Section 2.08 of this Agreement.

Exercise Price. The price per share specified in Section 2.03 of this Agreement as adjusted from time to time pursuant to the provisions of this Agreement.

Fair Market Value.

(a)           As to securities regularly traded in the organized securities markets, the Average Market Value; and

(b)           As to all securities not regularly traded in the securities markets and other property, the fair market value of such securities or property as determined in good faith by the Board of Directors of the Company at the time it authorizes the transaction (a “Valuation Event”) requiring a determination of Fair Market Value under this Agreement; provided, however, that, at the election of the Holders, the Fair Market Value of such securities and other property will be determined as set forth below. For a period of 30 days after the date of a Valuation Event (the “Negotiation Period”), each party to this Agreement agrees to negotiate in good faith to reach agreement upon the Fair Market Value of such securities or property, as of the date of the Valuation Event. In the event that the parties are unable to agree upon the Fair Market Value of such securities or other property by the end of the Negotiation Period, then the Fair Market Value of such securities or property will be determined for purposes of this Agreement by an appraiser agreed upon by the parties or selected by the Company from a group of three (3) nationally recognized appraisers selected by a majority in interest of the Holders which are independent of each Holder (the “Appraiser”) and whose appraisal will be conclusive and binding on all parties to this Agreement. Fair Market Value of each share of Common Stock, Series D Convertible Preferred Stock or Other Securities at a time when (i) the Company is not a reporting company under the Exchange Act and (ii) such Common Stock, Series D Convertible Preferred Stock or Other Securities, as the case may be, is not traded in the organized securities markets, will, in all cases, be calculated by determining the Fair Market Value of the entire Company taken as a whole (plus the exercise price of all options and other rights to acquire any Common Stock, Series D Preferred Stock or Other Securities having an exercise price per share of Common Stock, Series D Convertible Preferred Stock or Other Securities, as the case may be, less than the Fair Market Value thereof) and dividing that value by the sum of (x) the number of shares of Common Stock, Series D Convertible Preferred Stock and Other Securities then outstanding assuming conversion of all Series D Convertible Preferred Stock and Other Securities on such date to the extent that the same would be converted or convertible on such date upon a sale or transfer of all or substantially all of the assets of the Company to another entity on such date, plus (y) the number of shares of Common Stock, Series D Convertible Preferred Stock and Other Securities, as the case may be, then issuable upon exercise of the Warrants and outstanding options and other rights to acquire Common Stock or Preferred Stock having an exercise price per share less than the Fair Market Value thereof (as if such an event had occurred), without premium for control or liquidation preference or discount for minority interests, illiquidity, or restrictions on transfer. The costs of the Appraiser will be borne by the Company. In no event will the Fair Market Value of the Common Stock, Series D Convertible Preferred Stock or Other Securities be less than the per share consideration received or receivable with respect to the Common Stock, Series D Convertible Preferred Stock or Other Securities, as the case may be, in connection with a pending transaction involving a sale, merger, recapitalization, reorganization, consolidation, or share exchange, involving the Company, a dissolution of the Company, a sale of all or a majority of its assets, or similar transaction. In the case of determinations of the Fair Market Value of the Exchange Stock or any other security in question, references in this subparagraph (b) to Common Stock, Series D Convertible Preferred Stock or Other Securities, shall instead be deemed references to the Exchange Stock or such other security, as the case may be.

GAAP. Generally accepted accounting principles consistently applied as set forth from time to time in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession) which are applicable to the circumstances as of the date of application.

Holders. Purchasers, and all Persons holding Registrable Securities. Unless otherwise provided in this Agreement, in each instance that Purchasers or Holders are required to request or consent to an action, Purchasers or Holders will be deemed to have requested or consented to such action if the Holders of a majority in interest of the Registrable Securities initially issued to Purchasers on the date hereof so requests or consents.

Indebtedness. For any Person: (a) all indebtedness, whether or not represented by bonds, debentures, notes, securities, or other evidences of indebtedness, for the repayment of money borrowed, (b) all indebtedness representing deferred payment of the purchase price of property or assets, (c) all indebtedness under any lease which, in conformity with GAAP, is required to be capitalized for balance sheet purposes and leases of property or assets made as a part of any sale and lease-back transaction if required to be capitalized, (d) all indebtedness under guaranties, endorsements, assumptions, or other contractual obligations, including any letters of credit, or the obligations in respect of, or to purchase or otherwise acquire, indebtedness of others, (e) all indebtedness secured by a Lien existing on property owned, subject to such Lien, whether or not the indebtedness secured thereby shall have been assumed by the owner thereof, (f) trade accounts payable more than 120 days past due, (g) all amendments, renewals, extensions, modifications and refundings of any indebtedness or obligations referred to in clauses (a), (b), (c), (d) or (e), excluding trade accounts payable in the ordinary course of business.

Indemnified Party. This term is defined in Section 6.01 of this Agreement.

Initial Public Offering. The first firm commitment, underwritten public offering of Common Stock to the general public under the Securities Act, completed by the Company and resulting in gross proceeds (before underwriting discounts and commissions) to the Company of at least $25,000,000 from purchasers thereunder which are not Affiliates of the Company and which results in an aggregate valuation of all the outstanding shares of the Company’s Common Stock on a fully diluted basis immediately prior to the consummation of such offering of at least $75,000,000 and which results in each holder of the Company’s Series A Preferred Stock, each holder of the Company’s Series B Preferred Stock and each holder of the Company’s Series D Preferred Stock receiving, upon conversion of such Preferred Stock in connection with such offering, a number of shares of Common Stock (exclusive of shares of Common Stock representing dividends which are converted into Common Stock) having a value, based on the initial public offering price, of at least twice the aggregate Liquidation Amount (as such term is defined in the Certificate of Designations) of such holder’s respective shares of Preferred Stock.

Issuable Warrant Shares. Shares of Series D Convertible Preferred Stock and/or Common Stock issuable on exercise of the Warrants.

Issued Warrant Shares. Shares of Series D Convertible Preferred Stock and/or Common Stock issued on exercise of the Warrants.

Intellectual Property. All patents, patent rights, patent applications, licenses, inventions, trade secrets, know-how, proprietary techniques (including processes and substances), trademarks, service marks, trade names and copyrights.

Kenan.  This term is defined in the recitals of this Agreement.

Kenan Acquisition Transaction.  This term is defined in the recitals of this Agreement.

Kenan Merger Agreement.  The term is defined in the recitals of this Agreement.

KTC.  This term is defined in the recitals of this Agreement.

Lease. This term is defined in Section 11.1 of the Note Agreement.

Lien. Any lien, mortgage, security interest, tax lien, pledge, encumbrance, financing statement, or conditional sale or title retention agreement, or any other interest in property designed to secure the repayment of Indebtedness or any other obligation, whether arising by agreement, operation of law, or otherwise.

Management Agreement.  Collectively, (i) that certain Amended and Restated Management Agreement, dated as of April 30, 2001, by and among Sterling Ventures Limited, the Company, AMGI and KTC, (ii) that certain Management Agreement, dated as of April 30, 2001, by and among Sterling Investment Partners Advisors, LLC, the Company, AMGI and KTC and (iii) that certain Management Agreement, dated as of April 30, 2001, by and among RFE Management Corporation, the Company, AMGI and KTC.

Management Options.  Options to purchase Common Stock issued to or to be issued to employees of the Company and/or its Subsidiaries to purchase up to 592,189 shares in the aggregate of the Common Stock on a fully diluted basis pursuant to a stock option or benefit plan described in Section 4.04(m) of this Agreement adopted by the Company and approved by a majority of the disinterested members of the Company’s board of directors.

MassMutual Investors.  This term is defined in the preamble of this Agreement.

Material Adverse Effect. (a) Any material adverse effect upon the business, operations, properties, assets or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole or (b) the impairment of the ability of the Company to perform its obligations under the Agreement or any of the Other Agreements to which it is a party or of any Holder to enforce or collect any of the obligations of the Company under this Agreement. In determining whether an individual event would result in a Material Adverse Effect, notwithstanding that such event does not of itself have such an effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other existing events would result in a Material Adverse Effect.

Negotiation Period. This term is defined in the definition of Fair Market Value.

Note Agreement. This term is defined in the preamble and includes the Note Purchase Agreement of even date with this Agreement among AMGI, KTC and the Purchasers and all documents evidencing indebtedness thereunder or otherwise related to the Note Agreement as the same may be amended from time to time, and any refinancing, refunding, or replacements of the indebtedness under the Note Agreement.

Note. All or any portion of any of the Senior Subordinated Notes (as defined in the Note Agreement) and any and all documents evidencing the indebtedness under the Notes and any refinancing, refunding, or replacement of the Notes.

Original Closing Date.  This term means December 31, 1998.

Original RSTW Warrants.  This term is defined in Section 2.01.

Original Warrant Agreement.  This term shall mean that certain Warrant Purchase Agreement dated as of December 31, 1998 (as amended by that certain First Amendment to Note Purchase Agreement and First Amendment to Warrant Purchase Agreement dated as of the July, 17, 2000).

Other Agreements. This term shall have the meaning ascribed to it in Section 11.1 of the Note Agreement.

Other Securities. Any capital stock, other securities, property or other rights (other than shares of Series D Convertible Preferred Stock or shares of Common Stock issuable upon the conversion of the Series D Convertible Preferred Stock).

Permitted Liens. This term shall have the meaning ascribed to it in Section 11.1 of the Note Agreement.

Permitted Stock. The following shares of Common Stock, Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock and Other Securities (or options or warrants to acquire Common Stock or Series D Convertible Preferred Stock):

(i) shares of Common Stock and Series D Convertible Preferred Stock to be issued pursuant to the Warrants or the exercise thereof;

(ii) shares of Series B Convertible Preferred Stock to be issued pursuant to the Stockholders’ Agreement as in effect on the date hereof without giving effect to any amendment or modification thereto;

(iii) shares of Common Stock to be issued upon conversion of the Preferred Stock as set forth in the Certificate of Designations;

(iv) shares of Common Stock to be issued upon exercise of the Contingent Options;

(v) shares of Common Stock to be issued upon the exercise of the Management Options (provided, however, that in no event will the number of such shares of Permitted Stock issued or reserved for issuance under the Management Options in the aggregate exceed upon exercise the number of shares constituting ten percent (10%) of the Common Stock on a fully-diluted basis on (a) the date of this Agreement or (b) the date issued); and

(vi) shares of Common Stock issuable to Richard A. Emery pursuant to the terms of the Emery Asset Purchase Agreement.

Person. This term will be interpreted broadly to include any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, company, institution, entity, party, or government (whether national, federal, state, county, city, municipal, or otherwise, including, without limitation, any instrumentality, division, agency, body, or department of any of the foregoing).

Preferred Stock. The Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock and the Series D Convertible Preferred Stock.

Purchaser Ownership Percentage.  An amount equal to one minus the quotient determined by dividing (i) the number of Warrant Shares (assuming conversion of the Series D Preferred Stock into Common Stock but excluding shares of Common Stock issuable pursuant to Section 2.12(b) by (ii) the number of shares of Common Stock outstanding (assuming conversion of all outstanding Preferred Stock, conversion of all Warrant Shares and exercise of all Management Options (whether or not options therefor have been granted) but excluding shares of Common Stock issuable pursuant to the Contingent Options and pursuant to Section 2.12(b) hereof.

Purchasers. This term is defined in the preamble.

Put Event Exercise Payment Default. Any failure of payment or other default by the Company or any Subsidiary in the obligation to purchase all or such portion of the Put Shares as to which any holder of Put Shares exercised its Put Option pursuant to subclause (a), (b), (c), (d), (e), (f), (g), (h), (i), (j) or (k) of Section 2.10 of this Agreement.

Put Option. This term is defined in Section 2.10 of this Agreement.

Put Option Closing. This term is defined in Section 2.10.4 of this Agreement.

Put Option Period. This term is defined in Section 2.10 of this Agreement.

Put Price. This term is defined in Section 2.10.1 of this Agreement.

Put Shares. The Warrant Shares plus any other shares of Capital Stock owned from time to time by a Holder which were issued in respect of the Warrant Shares.

Qualified Public Securities. Securities with respect to which an Active Public Market exists, which are either registered or with respect to which the holders thereof have demand registration rights covering all of the same (which demand registration rights are not subject to any exclusion from registration if marketing factors require a limitation on the number of shares to be registered), which are issued to a Holder in exchange for the Warrants or the Warrant Shares pursuant to a Qualified Sale, and with respect to which such Holder is not in any way restricted from selling, assigning, marketing or otherwise disposing to any Person (except that in a transaction which qualifies as a “pooling of interests” under Accounting Principles Board Opinion No. 16 a restriction may exist to the extent required by applicable accounting principles until financial statements that include at least thirty (30) days of combined financial results of such Company have been published following the consummation of such “pooling of interests” transaction).

Qualified Put Note. This term is defined in Section 2.10.3 of this Agreement.

Qualified Sale. A sale of all of the outstanding shares of Capital Stock of the Company to any Person or group of Persons unaffiliated with the Company, Sterling and RFE in a transaction where none of Carl Young, Dennis Nash, nor any Affiliate of Sterling or RFE, receives any compensation, directly or indirectly, except in respect of his or its shares of Capital Stock of the

Company and fees pursuant to the Management Agreement or as permitted by Section 4.04(f) of this Agreement.

Qualified Secondary Offering. A public or private offering of the Common Stock which occurs more than three months following the consummation of an Initial Public Offering and is for an offering price per share of not less than eighty percent (80%) of the Average Market Value of the Common Stock on the closing date of such public or private offering.

“Register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

Registrable Securities. (a) The Issuable Warrant Shares and (b) the Issued Warrant Shares that have not been previously sold to the public.

Registration Rights Agreement. That certain Registration Rights Agreement, dated as of the Closing Date, among the Company, the Purchasers and certain stockholders of the Company in substantially the same form as attached to as Annex C to this Agreement.

RFE. This term shall mean collectively RFE Investment Partners VI, L.P. and RFE VI SBIC, L.P.

RSTW.  This term is defined in the preamble of this Agreement.

Sale Event. This term is defined in Section 2.10(i) of this Agreement.

Securities Act. The Securities Act of 1933, as amended, and the rules and regulations thereunder.

Senior Loan Agreement. The Amended and Restated Credit Agreement dated as of April 30, 2001, among the Company, AMGI, KTC, the lenders named therein and Canadian Imperial Bank of Commerce, as Administrative Agent, and all documents delivered pursuant thereto in connection with the loans and advances made thereunder, and any permitted replacements and refinancing thereof.

Senior Subordinated Obligations. This term shall have the meaning ascribed to it in Section 11.1 of the Note Agreement.

Senior Subordination Agreement.  That certain Senior Subordination Agreement of even date herewith executed by AMGI, KTC, the Senior Lender and the Purchasers pursuant to which the relative priorities of the Senior Lender and the Purchasers with respect to the repayment of Senior Debt and the Senior Subordinated Obligations are established.

Series A Convertible Preferred Stock. The Series A Convertible Preferred Stock, $0.001 par value, of the Company having the rights, restrictions, privileges and preferences of the series of preferred stock designated as “Series A Convertible Preferred Stock” set forth in the Certificate of Designations.

Series B Convertible Preferred Stock. The Series B Convertible Preferred Stock, $0.001 par value, of the Company having the rights, restrictions, privileges and preferences of the series of preferred stock designated as “Series B Convertible Preferred Stock” set forth in the Certificate of Designations.

Series C Convertible Preferred Stock. The Series C Convertible Preferred Stock, $0.001 par value, of the Company having the rights, restrictions, privileges and preferences of the series of preferred stock designated as “Series C Convertible Preferred Stock” set forth in the Certificate of Designations.

Series D Convertible Preferred Stock. The Series D Convertible Preferred Stock, $0.001 par value, of the Company having the rights, restrictions, privileges and preferences of the series of preferred stock designated as “Series D Convertible Preferred Stock” set forth in the Certificate of Designations.

Sterling. This term shall mean Sterling Investment Partners, L.P., a Delaware limited partnership.

Sterling Principals.  This term shall mean M. William Macey, Jr., Douglas Newhouse, Charles W. Santoro and William L. Selden.

Stockholders’ Agreement. This term is defined in the preamble and includes the Stockholders’ Agreement dated as of the Closing Date among the Company, the Purchasers and each other stockholder or option holder of the Company in substantially the form attached to this Agreement as Annex B.

Subsidiary. Each Person of which or in which the Company or its other Subsidiaries own directly or indirectly more than fifty percent (50%) of (i) the combined voting power of all classes of stock having general voting power under ordinary circumstances to elect a majority of the board of directors or equivalent body of such Person, if it is a corporation or similar person; (ii) the capital interest or profits interest of such Person, if it is a partnership, joint venture, or similar entity; or (iii) the beneficial interest of such Person, if it is a trust, association, or other unincorporated organization.

Valuation Event. This term is defined in the definition of Fair Market Value.

Warrants.  Individually and collectively, the Warrants referred to in Section 2.01, and all Warrants issued upon the transfer or division of, or in substitution for, such Warrants.

Warrant Shares. Collectively, the Issued Warrant Shares and the Issuable Warrant Shares, together with all shares of Preferred Stock, Common Stock or Other Securities into which any or all of the Issued Warrant Shares or Issuable Warrant Shares may be converted.

1.02.        Accounting Principles. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, the same shall be done, unless specified otherwise, in accordance with GAAP, except where such principles are inconsistent with the requirements of this Agreement. Unless otherwise indicated in this Agreement all accounting terms used in this Agreement shall be construed, and all accounting and financial information or computations shall be prepared or computed, in accordance with GAAP.

1.03         Other Interpretive Provisions. Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether the action in question is taken directly or indirectly by such Person. The words “herein,” “hereof,” “hereto,” “hereunder” and similar forms refer to this Agreement as a whole and not to any particular provision of this Agreement unless otherwise specified. The word “or” shall not be exclusive; the singular includes the plural and the plural includes the singular; and the word “including” is not limiting and means “including without limitation”. References to this Agreement or any of the Other Agreements shall mean the Agreement or such of the Other Agreements, as the case may be, as amended, modified, supplemented or extended from time to time and any number of substitutions, renewals and replacements thereto or therefor. References to governmental laws, statutes, ordinances, rules and regulations shall be construed as including all amendments, consolidations and replacements thereof or therefor.

Article II

The Warrants

2.01         The Warrants.  On the Closing Date, each of the MassMutual Investors agree to purchase from the Company at the purchase price set forth beneath the name of such Purchaser on the signature page of this Agreement and the Company agrees to issue to the MassMutual Investors, a warrant in substantially the form attached to this Agreement as Annex A-1 and incorporated in this Agreement by reference to purchase (a) the number of shares of Series D Convertible Preferred Stock set forth beneath the name of such MassMutual Investor on the signature page of this Agreement, plus (b) upon the exercise of the Contingent Options, the number of shares of Common Stock equal to the Contingent Options Adjustment Number, plus (c) upon the occurrence of an event described in Section 2.12 of this Agreement, the number of shares of Series D Convertible Preferred Stock or Common Stock provided for therein, as such number of shares purchasable under such Warrant shall be adjusted from time to time pursuant to the provisions of this Agreement, all in accordance with the terms and conditions of this Agreement (the warrants referred to in this sentence are hereinafter referred to as the “2001 MassMutual Investors Warrants”). On the Closing Date, RSTW agrees to purchase from the Company at the purchase price set forth beneath the name of RSTW on the signature page of this Agreement and the Company agrees to issue to RSTW, a warrant in substantially the form attached to this Agreement as Annex A and incorporated in this Agreement by reference to purchase (a) the number of shares of Series D Convertible Preferred Stock set forth beneath the name of RSTW as the number of warrant shares pertaining to the 2001 RSTW New Warrant on the signature page of this Agreement, plus (b) upon the exercise of the Contingent Options, the number of shares of Common Stock equal to the Contingent Options Adjustment Number, plus (c) upon the occurrence of an event described in Section 2.12 of this Agreement, the number of shares of Series D Convertible Preferred Stock or Common Stock provided for therein, as such number of shares purchasable under such Warrant shall be adjusted from time to time pursuant to the provisions of this Agreement, all in accordance with the terms and conditions of this Agreement (the warrant referred to in this sentence is hereinafter referred to as the “2001 RSTW New Warrants”).  On the Original Closing Date, RSTW purchased from AMHC at the purchase price of One Hundred Dollars ($100), and AMHC issued to RSTW, a warrant in the form attached to this Agreement as Annex A-2 and incorporated in this Agreement by reference to purchase the number of shares of AMHC’s Series D Convertible Preferred Stock and AMHC’s common stock provided for therein set forth, as such number of shares purchasable under such warrant are to be adjusted from time to time (the warrant referred to in this sentence is hereinafter referred to as the “1998 RSTW Warrant”).  Effective as of September 25, 2000, RSTW purchased from AMHC at the purchase price of One Hundred Dollars ($100), and AMHC issued to RSTW, a warrant in the form attached to this Agreement as Annex A-3 and incorporated in this Agreement to purchase the number of shares of AMHC’s Series D Convertible Preferred Stock and AMHC’s Common Stock provided for therein, as such number of shares purchasable under such warrant are to be adjusted from time to time (the warrant referred to in this sentence is hereinafter referred to as the “2000 RSTW Warrant”; and together with the 1998 RSTW Warrant are hereinafter referred to as the “Original RSTW Warrants”).  On the Closing Date, the Original RSTW Warrants will be converted, pursuant to the Advantage Merger, into one or more warrants which will be exchanged pursuant to this Agreement for Warrants in substantially the form attached to this Agreement as Annex A-4 and incorporated in this Agreement by reference to purchase (a) the number of shares of Series D Convertible Preferred Stock set forth beneath the name of RSTW on the signature page of this Agreement, plus (b) upon the exercise of the Contingent Options, the number of shares of Common Stock equal to the Contingent Options Adjustment Number, plus (c) upon each occurrence of an event described in Section 2.12 of this Agreement, the number of shares of Series D Convertible Preferred Stock or Common Stock provided for therein, as such number of shares purchasable under such warrant shall be adjusted from time to time pursuant to the provisions of this Agreement, all in accordance with the terms and conditions of this Agreement (the warrant referred to in this sentence is hereinafter referred to as the “2001 RSTW Merger Warrants”).  Without limiting any other rights and benefits to which the 2001 RSTW Merger Warrant shall be entitled under the Advantage Merger or otherwise, the 2001 RSTW Merger Warrant also shall be treated as purchased and issued under this Agreement and entitled to all of the rights and benefits of this Agreement inuring to the Warrants purchased and issued hereunder (including, but not limited to, the rights and benefits inuring to such Warrants under the Stockholders’ Agreement and the Registration Rights Agreement).

2.02         Legend. The Company will deliver to Purchasers on the Closing Date one or more certificates representing the Warrants purchased by such Purchaser in such denominations as such Purchaser requests. Such certificates will be issued in the Purchasers name. It is understood and agreed that the certificates evidencing the Warrants will bear the following legend:

“THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH THE DISTRIBUTION HEREOF. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE PLEDGED, SOLD, OFFERED FOR SALE, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER OR EXEMPTION FROM SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS.”

“THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO THE TERMS AND PROVISIONS OF A WARRANT PURCHASE AGREEMENT (‘THE WARRANT PURCHASE AGREEMENT’), A STOCKHOLDERS’ AGREEMENT AND A REGISTRATION RIGHTS AGREEMENT, EACH DATED AS OF APRIL 30, 2001, AMONG KTC/AMG HOLDINGS CORP. (TO BE RENAMED THE KENAN ADVANTAGE GROUP, INC., AND REFERRED TO HEREIN AS THE ‘COMPANY’), RSTW PARTNERS III, L.P., MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, MASSMUTUAL CORPORATE INVESTORS, MASSMUTUAL PARTICIPATION INVESTORS AND THE OTHER SIGNATORIES THERETO (AS SUCH AGREEMENTS MAY BE SUPPLEMENTED, MODIFIED, AMENDED, OR RESTATED FROM TIME TO TIME, THE ‘AGREEMENTS’). COPIES OF THE AGREEMENTS ARE AVAILABLE AT THE EXECUTIVE OFFICES OF THE COMPANY.”

2.03         Exercise Price. The Exercise Price per share will be $0.01 for each share of Series D Convertible Preferred Stock and $0.001 for each share of Common Stock and/or Other Securities covered by the Warrants; provided, however, that in no event will the aggregate Exercise Price for all of the shares of Series D Convertible Preferred Stock, Common Stock and/or Other Securities covered by the Warrants exceed $150.00, whether as a result of any change in the par value of the Series D Convertible Preferred Stock or the Common Stock, as a result of any change in the number of shares purchasable as provided in this Article II, or otherwise; provided, further, that such limitation of the aggregate Exercise Price will have no limiting effect whatsoever upon the amount or number of Warrant Shares for which the Warrants may be exercised.

2.04         Exercise.

(a)           The Warrants may be exercised at any time or from time to time on or after the Closing Date until April 30, 2011, on any day that is a Business Day, for all or any part of the number of Issuable Warrant Shares purchasable upon its exercise. In order to exercise any Warrants, in whole or in part, the Holder will deliver to the Company at the address designated by the Company pursuant to Section 6.06 of this Agreement, (i) a written notice of such Holder’s election to exercise its Warrant, which notice will specify the number and type of Issuable Warrant Shares to be purchased pursuant to such exercise, (ii) payment of the Exercise Price, in an amount equal to the aggregate purchase price for all Issuable Warrant Shares to be purchased pursuant to such exercise, and (iii) the Warrants. Such notice will be substantially in the form of the Subscription Form appearing at the end of the Warrants. Upon receipt of such notice, the Company will, as promptly as practicable, and in any event within five (5) Business Days, execute, or cause to be executed, and deliver to such Holder a certificate or certificates representing the aggregate number of full shares of Series D Convertible Preferred Stock and/or Common Stock, as the case may be, issuable upon such exercise, as provided in this Agreement. The stock certificate or certificates so delivered will be in such denominations as may be specified in such notice and will be registered in the name of such Holder.  Warrants will be deemed to have been exercised, such certificate or certificates will be deemed to have been issued, and such Holder or any other Person so designated or named in such notice will be deemed to have become a holder of record of such shares for all purposes, as of the close of business on the date that such notice, together with payment of the Exercise Price and the Warrants, are received by the Company. If the Warrants have been exercised in part, the Company will, at the time of delivery of such certificate or certificates, deliver to such Holder new Warrants evidencing the rights of such Holder to purchase a number of Issuable Warrant Shares with respect to which the Warrants have not been exercised, which new Warrants will, in all other respects, be identical with the Warrants, or, at the request of such Holder, appropriate notation may be made on the Warrants and the Warrants returned to such Holder.

(b)           Payment of the Exercise Price will be made, at the option of the Holder, by (i) wire transfer or certified or official bank check, (ii) cancellation of any debt owed by the Company or any Subsidiary to the Holder, or (iii) cancellation of warrant, valued at Fair Market Value. If the Holder surrenders a combination of cash or cancellation of any debt owed by the Company to the Holder of Warrants, the Holder will specify the respective number of shares of Series D Convertible Preferred Stock and/or Common Stock to be purchased with each form of consideration, and the foregoing provisions will be applied to each form of consideration with the same effect as if the Warrants were being separately exercised with respect to each form of consideration; provided, however, that a Holder may designate that any cash to be remitted to a Holder in payment of debt be applied, together with other monies, to the exercise of the portion of the Warrants being exercised for cash.

2.05         Taxes. The issuance of any Series D Convertible Preferred Stock and/or Common Stock upon the exercise of the Warrants will be made without charge to any Holder for any tax, other than income taxes assessed on such Holder, in respect of such issuance.

2.06         Warrant Register. The Company will, at all times while any of the Warrants remains outstanding and exercisable, keep and maintain at its principal office a register in which the registration, transfer, and exchange of the Warrants will be provided for. The Company will not at any time, except upon the dissolution, liquidation, or winding up of the Company, close such register so as to result in preventing or delaying the exercise or transfer of any Warrants.

2.07         Transfer. The Warrants and all options and rights under the Warrants are transferable, as to all or any part of the number of Issuable Warrant Shares purchasable upon its exercise, by the Holders of the Warrants, in person or by duly authorized attorney, on the books of the Company upon surrender of the Warrants at the principal offices of the Company, together with the form of transfer authorization attached to the Warrants duly executed, subject to compliance with the provisions of Sections 4.01 and 4.03 of the Stockholders’ Agreement. Absent any such transfer and subject to the Stockholders’ Agreement, the Company may deem and treat the registered Holders of the Warrants at any time as the absolute owners of the Warrants for all purposes and will not be affected by any notice to the contrary. If any Warrant is transferred in part, the Company will, at the time of surrender of such Warrant, issue to the transferee a Warrant covering the number of Issuable Warrant Shares transferred and to the transferor a Warrant covering the number of Issuable Warrant Shares not transferred. Notwithstanding the foregoing, before any public offering of any Capital Stock of the Company, no Holder shall transfer its Warrant Shares to any Person which the Board of Directors of the Company, in its good faith sole discretion, determines is a direct competitor of the Company, unless there has occurred either (i) an Event of Default (as defined in the Note Agreement) under Section 8.1(a) of the Note Agreement (other than a default by the Company in its obligation to purchase all or such portion of the Put Shares in a circumstance which does not constitute a Put Event Exercise Payment Default) or Section 8.1(g) of the Note Agreement or (ii) a Put Event Exercise Payment Default.

2.08         Exchange Rights. At the option of any Holder at any time prior to the consummation of an Initial Public Offering of the Company, any such Holder may exchange its Warrants or Warrant Shares for fully paid and nonassessable shares (calculated as to each exchange to the nearest 1/10,000 of a share and rounded upward to the next 1/10,000) of any class of capital stock of any Subsidiary of the Company that on the date of receipt of the Exchange Notice has a class of capital stock which is publicly traded (any such Subsidiary will be referred to in this Agreement as the “Exchange Company” and the class of capital stock of any such Subsidiary which is publicly traded will be referred to in this Agreement as “Exchange Stock”). Each $1,000 worth of Warrants or Warrant Shares (valued at Fair Market Value on the date that the Exchange Notice was sent), will be exchangeable for $1,000 worth of Exchange Stock (valued at Fair Market Value on the date that the Exchange Notice was sent). To exchange Warrants or Warrant Shares into Exchange Stock, the Holder will surrender at the principal office of the Exchange Company the Warrants or certificate or certificates evidencing the Warrant Shares duly endorsed or assigned to the Company, and give written notice to the Company at such office that it elects to exchange such Warrants or Warrant Shares (the “Exchange Notice”). Warrants or Warrant Shares will be deemed to have been exchanged immediately prior to the close of business on the day of the surrender for exchange in accordance with the foregoing provisions, and the Person or Persons entitled to receive the Exchange Stock issuable upon any such exchange will thereupon be treated for all purposes as the record holder or holders of the Exchange Stock. As promptly as practicable on or after the exchange date, the Exchange Company will issue and deliver a certificate or certificates for the number of full shares of Exchange Stock issuable upon exchange to the Person or Persons entitled to receive such shares. Upon exchange of any Issued Warrant Shares, the Company will pay or make with respect to Issued Warrant Shares any dividends or other distributions that have been declared on the Warrant Shares in kind or cash (including without limitation the Dilution Fee described in Section 2.09 of this Agreement), as the case may be. If any Holder exchanges its Warrants or Warrant Shares for shares of Exchange Stock pursuant to this Section 2.08, such Holder will have all of the rights set forth in this Article II, except that for the purposes of this Article II the term “Company” will refer instead to the Exchange Company and the term “Registrable Securities” will refer to the shares of Exchange Stock held by such Holder.

2.09         Dilution Fee. In the event that, during the term of the Warrants, the Company pays any cash dividend or makes any cash distribution to any holder of any class of its Capital Stock with respect to such Capital Stock, other than a distribution pursuant to Section 2 or Section 3 of the Certificate of Designations, each Holder of the Warrants will be entitled to receive in respect of its Warrants a dilution fee in cash (the “Dilution Fee”) on the date of payment of such dividend or distribution, which Dilution Fee will be equal to the highest amount per share paid to any class of Capital Stock times the number of Issued Warrant Shares then owned by such Holder plus the number of Issuable Warrant Shares then owned by such Holder, less the amount of such dividend or distribution otherwise paid to such Holder as a result of its ownership of such Capital Stock.

2.10         Put Option. The Company hereby grants to each Holder an option to sell to the Company, and the Company is obligated to purchase from each Holder under such option (the “Put Option”), all (or such portion as is designated by any such Holder) of the Put Shares. The Put Option will be effective at any time or times after the fifth (5th) anniversary of the date of this Agreement, or at any time or times upon or after the occurrence of any of the following events (the “Put Option Period”):

(a)           AMGI and Kenan shall cease to own and control, beneficially and of record, 100% of the issued and outstanding shares of capital stock of J. McDaniel, Inc., Evalia Acquisition Corp., Petro-Chemical Transport, Inc., North Canton Transfer Co., Geni Management Corporation or Advantage Tank Lines, Inc., free and clear of all Liens other than Permitted Liens or Geni Management Corporation shall cease to own and control, beneficially and of record, 100% of the issued and outstanding shares of capital stock of Geni Transport, Inc.; or

(b)           AMHC shall cease to own and control, beneficially and of record, 100% of the issued and outstanding shares of capital stock of AMGI (except as a result of a merger of AMHC with and into the Company or AMGI); or

(c)           the Company shall cease to own and control, beneficially and of record, 100% of the issued and outstanding shares of capital stock of AMHC (or, upon a merger of AMHC with and into the Company, AMGI) and Kenan, free and clear of all Liens other than Permitted Liens; or

(d)           any sale or other disposition of all or substantially all of the consolidated assets of AMGI and Kenan in a single transaction or series of related transactions; or

(e)           prior to the consummation of an Initial Public Offering, (i) Persons holding Capital Stock of the Company as of the Closing Date and their Permitted Transferees (as such term is defined in the Stockholders’ Agreement in effect on the date hereof), determined on a fully diluted basis, shall cease to own at least 51% of all shares of Capital Stock of the Company or (ii) Sterling and/or RFE shall cease to have the power to appoint a majority of the Company’s Board of Directors; or

(f)            the acquisition by any Person, or two or more Persons acting in concert (other than the Persons described in clause (e) above), of beneficial ownership (within the meaning of Rule 13d-3 of the Commission under the Exchange Act) of 40% or more of the outstanding shares of capital stock of the Company; or

(g)           Sterling ceases to be represented on the Board of Directors of the Company; or

(h)           (i) more than two of the Sterling Principals shall (other than by reason of death or disability) cease to have (together with the other Sterling Principals) the right or ability by voting power, contract or otherwise to direct or cause the direction of the management and policies of Sterling or (ii) more than two of the Sterling Principals shall (other than by reason of death or disability) cease to be managing members of the sole general partner of Sterling; or

(i)            a merger (other than a merger of AMHC with and into the Company), consolidation, share exchange, or similar transaction involving the Company or sale in one or more related transactions of all or substantially all of the assets, business, or revenue or income generating operations of the Company, including the stock or assets of its Subsidiaries (collectively, a “Sale Event”) or any substantial change in the type of business conducted by the Company; or

(j)            after the occurrence and during the continuance of an Event of Default (as defined in the Note Agreement) pursuant to Section 8.1(a) of the Note Agreement or any failure of the Company to perform any of its obligations hereunder, and such failure shall continue uncured for a period of thirty (30) days following the earlier of the date the Company is notified of such failure by a Holder or the date upon which the Company first knew or should have known of such failure; provided, however, that the Put Option Period will continue with respect to such event, even after such default has been cured, if notice of exercise is provided pursuant to this Article II during the existence of such Event of Default or failure of performance hereunder; or

(k)           payment in full of the Note, unless such payment is made out of the proceeds of an Initial Public Offering;

provided, that, (i) the Put Option shall expire upon the consummation of an Initial Public Offering to the extent that it has not been exercised prior thereto and (ii) for purposes of clauses (a), (b) or (c) above, a merger or consolidation of AMGI or Kenan into, or with, any of their

Subsidiaries, or any Subsidiary with or into any other Subsidiary, shall not cause the Put Option Period to begin.

2.10.1      Put Price. In the event that any Holder exercises the Put Option, the price (the “Put Price”) to be paid to each such Holder pursuant to this Agreement will be cash in the sum of the amount determined by (a) adding the products determined by multiplying the Fair Market Value per share of each of the Series D Convertible Preferred Stock and Common Stock as of the end of the month immediately preceding the date notice is given of the exercise of the Put Option pursuant to Section 2.10.2 of this Agreement times the number of shares of such Series D Convertible Preferred Stock and Common Stock that would be issuable on such date upon the exercise of the Warrants for which the Put Option is being exercised by such Holder and subtracting therefrom (b) an amount equal to the Exercise Price times the number of shares of Series D Convertible Preferred Stock and/or Common Stock issuable pursuant to any unexercised portion of the Warrants for which the Put Option is being exercised by such Holder; provided, however, in the event (i) a Sale Event with a bona fide third party occurs which is a Qualified Sale (or would have constituted a Qualified Sale but for the fact that it is not a sale of all of the outstanding shares of Capital Stock of the Company) and (ii) one or more Holders elects to exercise the Put Option and either (A) such Holder(s) have agreed to the price to be paid to holders of Common Stock and all classes of Preferred Stock in connection with such Sale Event or (B) the Holders have been provided with a “fairness opinion” from an investment banker agreed upon by the parties hereto or selected by the Company from a group of three (3) nationally recognized investment bankers selected by a sixty-six and two-thirds percent (66 2/3%) in interest of the Holders which are independent of each Holder, stating that the price per Warrant Share to be received by the Holders in the Sale Event is fair to such Holders from a financial point of view, the Put Price to be paid to each such Holder pursuant to this Agreement will be cash in the sum of the amount determined by multiplying the price per share of such Warrant Shares set by the Company in connection with such Sale Event times the number of Warrant Shares for which the Put Option is being exercised by such Holder, except that in the case of a Qualified Sale in which the Purchase Price being paid for the Company’s Capital Stock is being paid in Qualified Public Securities the Put Price to be paid to each such Holder pursuant to this Agreement will be paid in Qualified Public Securities in the exchange ratio specified in such “fairness opinion”, but in no event shall the Holders exercising the Put Option receive less cash (other than cash paid in respect of fractional shares) as a percentage of the per-share consideration received by them in respect of their Series D Convertible Preferred Stock or Common Stock, as the case may be, than the other holders of Preferred Stock or Common Stock, respectively, received in such Qualified Sale. The Put Price shall be determined without premium for control or discount for minority interests, illiquidity, or restrictions on transfer.

2.10.2      Exercise of Put Option. The Put Option may be exercised during the Put Option Period with respect to all or any portion of the Put Shares, by such Holder giving notice to the Company and to each other Holder, either prior to or during the Put Option Period, of the Holder’s election to exercise the Put Option, and the date of the Put Option Closing, which will be not less than ninety (90) days after the date of such notice. The Company will provide each Holder desiring to exercise its Put Option the name and address of each other Holder. Notwithstanding the foregoing, if a Holder receives such notice of another Holder’s exercise of such other Holder’s Put Option, the Holder receiving such notice may elect to exercise its Put Option and designate a Put Option Closing simultaneous and pari passu with that of such other Holder if the Holder electing to exercise its Put Option under the circumstances described in this sentence gives notice of its election to the Company and such other Holder at least forty-five (45) days prior to such Put Option Closing.

2.10.3      Certain Remedies.

(a)           In the event that the Company defaults in its obligation to purchase all or any portion of the Put Shares upon exercise of the Put Option and either (i) such Holder’s exercise of the Put Option was based upon the occurrence of an event described in any of subsections (a), (b), (c), (d), (e), (f), (g), (h), (i), (j) and (k) of Section 2.10 of this Agreement, or (ii) an Initial Public Offering has been consummated (whether or not it was or is consummated prior to or subsequent to the date of such default), in addition to any other rights or remedies of each Holder, the unpaid portion of the Put Price will bear interest at the rate of fifteen percent (15%) per annum at all times from and after the date of such default.  In the event that the Company is prohibited by the terms of the Senior Loan Agreement from paying all or any portion of the Put Price in cash upon the exercise of the Put Option during the period after the fifth (5th) anniversary of the Closing Date but prior to the eighth (8th) anniversary of the Closing Date in any case other than that described in the immediately preceding sentence, the Company may issue a Qualified Put Note (as defined below) to the extent not paid in cash because of such prohibition.  The Qualified Put Notes will be subordinate to the Senior Debt (as such term is defined in Senior Subordination Agreement) pursuant to the terms of the Senior Subordination Agreement.

(b)           As used in this Agreement, “Qualified Put Note” means a promissory note made by the Company payable to the Holders which have exercised their Put Option but have not been paid in full in cash with respect thereto because of the operation of the second sentence of subparagraph (a) of Section 2.10.3, which promissory note shall be guarantied by Kenan, AMHC, AMGI, and all other present and future Subsidiaries of the Company and all other present and future obligors or guarantors of all or any part of the Senior Subordinated Obligations, and have the same rights, benefits, protections and priority as the Note, except as follows:

(i)            the scheduled maturity date upon which all interest and principal thereon is due and payable is the earliest of (A) the eighth (8th) anniversary of the Closing Date, (B) the earliest date upon which payment thereunder would not be prohibited from being made under the Senior Loan Agreement, and (C) the date of the repayment in full of the Senior Debt (as such term is defined in the Note Agreement), and prior to such date no portion of the principal, interest or other amounts owing thereunder shall become due, whether in cash, kind, other securities or otherwise; and

(ii)           the rate of interest which accrues on the unpaid amount thereof is (A) 15.0% per annum during the first 12 month period following the date of exercise of the Put Option which gave rise to the Put Price covered by the such promissory note, (B) 17.5%

per annum during the next ensuing 9 month period following the date of exercise of the Put Option which gave rise to the Put Price covered by the such promissory note, and (C) 20.0% per annum thereafter.

(c)           In addition to, and not in limitation of, any and all other rights and remedies of the Holders under this Agreement or otherwise, in the event that at any time all or any portion of any Put Price has not been paid in full in cash for any reason whatsoever (including, but not limited to the operation of any provision of this Section 2.10.3) at the time of any exercise by any Holder of the Put Option, the Company, Sterling Investment Partners, L.P. and RFE Investment Partners shall promptly commence and diligently pursue the sale of the Company in accordance with the agreement delivered pursuant to Section 5.06 of this Agreement.

2.10.4      Put Option Closing. The closing for the purchase and sale of all or such portion of the Put Shares as to which the Holder has notified the Company of its intention to exercise the Put Option, will take place at the office of the Company on the date specified in such notice of exercise (a “Put Option Closing”). At any Put Option Closing, to the extent applicable, the Holder of the Put Shares will deliver the certificate or certificates evidencing the Put Shares being purchased, duly endorsed in blank. In consideration therefor, the Company will deliver to the Holder the Put Price, which will be payable in cash.

2.11         Call Option. Each Holder hereby severally grants to the Company an option to require such Holder to sell to the Company, and each Holder is obligated to sell to the Company under this option (the “Call Option”), all of its Warrants and its Warrant Shares. The Call Option will be effective after the sixth (6th) anniversary of the date of this Agreement but shall expire upon the consummation of an Initial Public Offering (the “Call Option Period”).

2.11.1      Call Price. In the event that the Company exercises the Call Option, the exercise price to be paid in cash to each Holder will be equal to the Put Price determined in accordance with Section 2.10.1 of this Agreement, except that the Call Option will be exercised with respect to the entire Warrant and all Warrant Shares, and will be increased by an amount in cash equal to any Excess Consideration received within two hundred seventy (270) days following the exercise of the Call Option due to an Adjustment Event.

2.11.2      Exercise of Call Option. The Call Option may be exercised during the Call Option Period with respect to all of the Warrants and the Warrant Shares of all Holders, by the Company giving notice to each Holder during the Call Option Period of the election of the Company to exercise the Call Option, and the date of the Call Option Closing (as defined below), which in all events will be at least sixty (60) days but no more than ninety (90) days after the date of such notice.

2.11.3      Call Option Closing. The closing for the purchase and sale of all of the Warrants and Warrant Shares that the Company has elected to purchase under this Agreement, will take place at the office of the Company, on the date specified in such notice of exercise (the “Call Option Closing”). At the Call Option Closing, the Holders of the Warrants will deliver the

Warrants and the certificate or certificates representing the Warrant Shares, duly endorsed in blank. In consideration therefor, the Company will deliver to each Holder the purchase price, which will be payable in immediately available funds.

2.12         Adjustments to Number of Shares Purchasable.

(a)           The Warrants will be exercisable for the number of shares of Series D Convertible Preferred Stock and Common Stock in such manner that, following the complete and full exercise of the Warrants of each Holder, the amount of Series D Convertible Preferred Stock and Common Stock issued to all Holders will equal 6,731 shares of Series D Convertible Preferred Stock plus up to 44,037 shares of Common Stock for the Contingent Option Adjustment Number, subject to antidilution adjustments from time to time, and as adjusted, to the extent necessary, to give effect to the following events:

(i)            In case at any time or from time to time, the holders of any class of Capital Stock have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) have become entitled to receive, without payment therefor:

(A)          consideration (other than cash) by way of dividend or distribution; or

(B)           consideration (including cash) by way of spin-off, split-up, reclassification (including any reclassification in connection with a consolidation or merger in which the Company is the surviving corporation), recapitalization, combination of shares into a smaller number of shares, or similar corporate restructuring;

other than additional shares of Series D Convertible Preferred Stock or Common Stock issued to holders thereof in a transaction for which adjustments are provided for in Sections 2.12(a)(ii) and (iii) of this Agreement, then, and in each such case, the Holders, on the exercise of the Warrants, will be entitled in addition to receive for each share of Series D Convertible Preferred Stock or Common Stock, as the case may be, issuable under the Warrants as of the record date fixed for such distribution, the amount of consideration equal to the quotient determined by (i) dividing the amount of such distribution by the Purchaser Ownership Percentage and subtracting from such amount the amount of such distribution and (ii) then dividing the remainder by the number of shares of Series D Convertible Preferred Stock then issuable to such Holder upon exercise of the Warrants less the amount of any Dilution Fee actually and indefeasibly paid to such Holders. All such consideration receivable upon exercise of the Warrants with respect to such a distribution will be deemed to be outstanding and owned by such Holder for purposes of determining the amount of consideration to which such Holder is entitled upon exercise of the Warrants with respect to any subsequent distribution.

(ii)           If at any time there occurs any stock split, stock dividend, reverse stock split, or other subdivision of the Series D Convertible Preferred Stock or the Common Stock, then the number of shares of Series D Preferred Stock or Common Stock, as the case may be, to be received by the Holder of the Warrants and the Exercise Price, subject to the limitations set forth in this Agreement, will be proportionately adjusted.

(iii)          In case of any reclassification or change of outstanding shares of any class of Capital Stock (other than a change in par value, or from par value to no par value, or from no par value to par value), or in the case of any consolidation of the Company with, or merger or share exchange of the Company with or into, another Person, or in case of any sale of all or substantially all of the property, assets, business, income or revenue generating capacity, or goodwill of the Company, the Company, or such successor or other Person, as the case may be, will provide that the Holder of the Warrants and/or the Warrant Shares will thereafter be entitled in addition to receive the highest per share kind and amount of consideration received or receivable (including cash) upon such reclassification, change, consolidation, merger, share exchange, or sale had they owned such Series D Convertible Preferred Stock and Common Stock immediately prior to such reclassification, change, consolidation, merger, share exchange, or sale (as adjusted pursuant to Section 2.12(a)(i) of this Agreement and otherwise in this Agreement). Any such successor Person, which thereafter will be deemed to be the Company for purposes of the Warrants and the Warrant Shares, will provide for adjustments that are as nearly equivalent as may be possible to the adjustments provided for by this Section 2.12 of this Agreement; provided, however, that the foregoing portion of this sentence shall not apply in the case of a Qualified Sale in which (i) the Holders have been provided with a “fairness opinion” from a nationally recognized investment banker selected by the Company (other than one as to which a majority in interest of the Holders has a reasonable objection), (ii) the consideration received by the Holders in exchange for all of the Warrants and the Warrant Shares consists exclusively of Qualified Public Securities of the kind and amount of consideration received or receivable by the holders of the Common Stock and the Preferred Stock and/or cash in an amount equal to the Fair Market Value of such consideration, and (iii) (A) the Holders have been afforded the opportunity to exercise new Put Option rights on the same terms and conditions as described under Section 2.10 of this Agreement, mutatis mutandis with respect thereto (notwithstanding the fact that the unexercised portion of the Put Option has otherwise expired upon the consummation of an Initial Public Offering), (B) in the event that the Holders have exercised any such rights hereof prior to or in connection with any such Qualified Sale, such Holders have been paid in full in cash in respect thereof prior to or simultaneously with the closing of such Qualified Sale, and (C) no restrictions shall at such time be in existence on the Holders with respect to such cash or such payment under the terms of any subordination agreement or similar agreement, document or instrument (e.g., the Holders are not prohibited from receiving any such cash or payment or obligated to turnover any such cash or payment to any senior lender to the Company or any Subsidiary).

(iv)          If at any time after the Closing Date the Company issues or sells any shares of any Capital Stock (other than Permitted Stock, shares of Capital Stock upon exercise, exchange or conversion of a security which, at the time of its issuance or sale, was issued at a per unit price which either (a) was less than the Exercise Price or the then current Fair Market Value per share of Common Stock, and as a result, an adjustment was made pursuant to this clause (iv) or (b) was equal to or greater than the Exercise Price or the then current Fair Market Value per share of Common Stock, or in a situation covered by subparagraph (iii) above or in a Qualified Secondary Offering), at a per unit or share price less than the Exercise Price or the then current Fair Market Value per share of Common Stock immediately prior to the time such Capital Stock is issued or sold (the “Additional Securities”), then:

(A)          the Exercise Price will be reduced (but not increased) to the lower of the prices calculated by:

(I)            dividing (x) an amount equal to the sum of (1) the number of shares of Capital Stock outstanding on a fully diluted basis immediately prior to such issuance or sale multiplied by the then existing Exercise Price plus (2) the aggregate consideration, if any, received by the Company upon such issuance or sale, by (y) the total number of shares of Capital Stock outstanding immediately after such issuance or sale; and

(II)           multiplying the then existing Exercise Price by a fraction, the numerator of which is (x) the sum of (1) the number of shares of Capital Stock outstanding on a fully diluted basis immediately prior to such issuance or sale, multiplied by the Fair Market Value per share of Common Stock immediately prior to such issuance or sale, plus (2) the aggregate consideration received by the Company upon such issuance or sale, divided by the total number of shares of Capital Stock outstanding immediately after such issuance or sale, and the denominator of which is the (y) Fair Market Value per share of Common Stock immediately prior to such issuance or sale (for purposes of this subsection (II), the date as of which the Fair Market Value per share of Common Stock will be computed will be the earlier of the date upon which the Company will (aa) enter into a firm contract for the issuance of such shares, or (bb) issue such shares); and

(B)           the number of shares of Series D Convertible Preferred Stock and Common Stock (other than shares of Common Stock issuable pursuant to Section 2.12(b), if the Contingent Options have not been exercised) for which any of the Warrants may be exercised at the Exercise Price resulting from the adjustment described in subsection (A) above will be equal to the product of the number of shares of Series D Convertible Preferred Stock and Common Stock (other than shares of Common Stock issuable pursuant to Section 2.12(b), if the Contingent Options have not been exercised), as the case may be, purchasable under such Warrants immediately prior to such adjustment multiplied by a fraction, the numerator of which is the Exercise Price in effect immediately prior to such adjustment and the denominator of which is the Exercise Price resulting from such adjustment.

(v)           In case any event occurs as to which the preceding Sections 12.12(a)(i) through (iv) of this Agreement are not strictly applicable, but as to which the failure to make any adjustment would not fairly protect the purchase rights represented by the Warrants in accordance with the essential intent and principles of this Agreement, then, in each such case, unless such firm is otherwise agreed to by the parties hereto, the Company shall select an independent investment bank or firm of independent public accountants, such investment bank or firm of independent public accountants to be selected from a group of three nationally recognized investment banks or firms of public accountants chosen by a majority-in-interest of the Holders, which will give its opinion as to the adjustment, if any, on a basis consistent with the essential intent and principles established in this Agreement, necessary to preserve the purchase rights represented by the Warrants. Upon receipt of such opinion, the Company will promptly deliver a copy of such opinion to the Holder and will make the adjustments described in such opinion. The fees and expenses of such investment bank or independent public accountants will be borne by the Company.

(b)           In addition to, and not in limitation of, the other provisions of this Section 2.12, upon the exercise of each Contingent Option the number of shares of Common Stock for which the Warrants shall be exercisable, and the number of Warrant Shares, shall be increased to also include an additional number of shares of Common Stock equal to the Contingent Options Adjustment Number. As used herein, “Contingent Options Adjustment Number” means a number of shares of Common Stock equal to the sum of (a) the quotient of the number of shares of Common Stock issued upon the exercise of the Contingent Options divided by the Purchaser Ownership Percentage minus (b) the number of shares of Common Stock issued upon the exercise of the Contingent Options.

(c)           The Company will not by any action including, without limitation, amending, or permitting the amendment of, the charter documents, bylaws, or similar instruments of the Company or through any reorganization, reclassification, transfer of assets, consolidation, merger, share exchange, dissolution, issue or sale of securities, or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement or the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holders against impairment or dilution. Without limiting the generality of the foregoing, the Company will (i) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Series D Convertible Preferred Stock and/or Common Stock, as the case may be, free and clear of all liens, encumbrances, equities, and claims and (ii) use its best efforts to obtain all such authorizations, exemptions, or consents from any public regulatory body having jurisdiction over the Company as may be necessary to enable the Company to perform its obligations under the Warrants. Without limiting the generality of the foregoing, the Company represents and warrants that the board of directors of the Company has determined the Exercise Price to be adequate and the issuance of the Warrants to be in the best interests of the Company.

(d)           Any calculation under this Section 2.12 will be made to the nearest one ten-thousandth (1/10,000) of a share and the number of Issuable Warrant Shares resulting from such calculation will be rounded up to the next one ten-thousandth (1/10,000) share of the Series D Convertible Preferred Stock and/or Common Stock, as the case may be, comprising Issuable Warrant Shares.

2.13         Lost, Stolen, Mutilated or Destroyed Warrants. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of a Warrant, and, in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company or, in the event of such mutilation upon surrender and cancellation of a Warrant, the Company, without charge to the Holder thereof, will make and deliver a new Warrant of like tenor and the same series in lieu of such lost, stolen, destroyed or mutilated Warrant. If any such lost, stolen or destroyed Warrant is owned by a Purchaser or any other Holder whose credit is satisfactory to the Company, then the affidavit of an authorized officer of such owner setting forth the fact of loss, theft or destruction and of its ownership of the Warrant at the time of such loss, theft or destruction shall be accepted as satisfactory evidence thereof, and no further indemnity shall be required as a condition to the execution and delivery of a new Warrant, other than a written agreement of such owner (in form reasonably satisfactory to the Company) to indemnify the Company.

2.14         Stock Legend. The Warrants and the Warrant Shares have not been registered under the Securities Act or qualified under applicable state securities laws. Accordingly, unless there is an effective registration statement and qualification respecting the Warrants and the Warrant Shares under the Securities Act or under applicable state securities laws at the time of exercise of a Warrant, any stock certificate issued pursuant to the exercise of a Warrant will bear the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE (A) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE PLEDGED, SOLD, OFFERED FOR SALE, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER OR EXEMPTION FROM SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS AND (B) ARE SUBJECT TO THE TERMS OF AND PROVISIONS OF A WARRANT PURCHASE AGREEMENT, A STOCKHOLDERS’ AGREEMENT AND A REGISTRATION RIGHTS AGREEMENT, EACH DATED AS OF APRIL 30, 2001 AMONG KTC/AMG HOLDINGS CORP. (THE “COMPANY”), RSTW PARTNERS III, L.P., MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, MASSMUTUAL CORPORATE INVESTORS, MASSMUTUAL PARTICIPATION INVESTORS AND THE OTHER SIGNATORIES THERETO (AS SUCH AGREEMENTS MAY BE SUPPLEMENTED, MODIFIED, AMENDED, OR RESTATED FROM TIME TO TIME, THE “AGREEMENTS”). COPIES OF THE AGREEMENTS ARE AVAILABLE AT THE OFFICES OF THE COMPANY.”

Article III

Representations and Warranties

3.01         Representations and Warranties of the Company. The Company represents and warrants to the Purchasers that:

(a)           The Company is a corporation duly organized and existing and in good standing under the laws of its state of incorporation and is qualified or licensed to do business in all other countries, states, and jurisdictions the laws of which require it to be so qualified or licensed except where the failure to be so qualified or licensed would not have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole. A true and correct copy of the Certificate of Incorporation of the Company, together with all amendments thereto through the Closing Date and the Certificate of Designations, is attached hereto as Annex D. The Company has no Subsidiaries or debt or equity investment in any Person other than Kenan and AMHC, which are wholly-owned subsidiaries of the Company after giving effect to the consummation of the transactions contemplated by the Acquisition Documents, and indirectly, those Subsidiares set forth on Schedule 3.01.  No Person has any rights, whether granted by the Company or any other Person, to acquire any portion of the equity interest of the Company or the assets of the Company or any of its Subsidiaries, except as set forth in the Stockholders’ Agreement and the Emery Asset Purchase Agreement and except for the Management Options, the Contingent Options and the Warrants.

(b)           The Company has, and at all times that this Agreement is in force will have, the right and power, and is duly authorized, to enter into, execute, deliver, and perform this Agreement, the Stockholders’ Agreement, the Registration Rights Agreement and the Warrants, and the officers of Company executing and delivering this Agreement, the Stockholders’ Agreement, the Registration Rights Agreement and the Warrants are

duly authorized to do so. This Agreement, the Stockholders’ Agreement, the Registration Rights Agreement and the Warrants have been duly and validly executed, issued, and delivered and constitute the legal, valid, and binding obligations of Company enforceable in accordance with their respective terms subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting enforcement of creditors’ rights generally and to general equitable principles.

(c)           The execution, delivery, and performance of this Agreement, the Stockholders’ Agreement, the Registration Rights Agreement and the Warrants will not, by the lapse of time, the giving of notice, or otherwise, constitute a violation of any applicable provision contained in the charter, bylaws, or organizational documents of the Company or contained in any agreement, instrument, or document to which the Company is a party or by which it is bound.

(d)           As of the Closing Date and after giving effect to the transactions contemplated by the Note Agreement, the Stockholders’ Agreement, and the Acquisition Agreements (as defined in the Note Agreement), the authorized capital stock of the Company consists of:

(i) 7,000,000 shares of Common Stock, of which, after giving effect to the transactions contemplated by the Stockholders’ Agreement, 200,800 shares are issued and outstanding and 335,200 are reserved for issuance upon conversion of the Series A Convertible Preferred Stock, 4,000,000 are reserved for issuance upon conversion of the Series B Convertible Preferred Stock, 128,000 are reserved for issuance upon conversion of the Series C Convertible Preferred Stock and 800,000 are reserved for issuance upon conversion of the Series D Convertible Preferred Stock and 44,037 are reserved for issuance upon the exercise of the Warrants pursuant to the adjustments provided for in Section 2.12(b) of this Agreement, 592,189 are reserved for issuance upon exercise of the Management Options, and 343,400 are reserved for issuance upon the exercise of the Contingent Options;

(ii) 3,352 shares of Series A Convertible Preferred Stock, all of which shares are issued and outstanding;

(iii) 40,000 shares of Series B Convertible Preferred Stock, of which 39,926 shares are issued and outstanding;

(iv) 1,280 shares of Series C Convertible Preferred Stock, all of which shares are issued and outstanding; and

(v) 8,000 shares of Series D Convertible Preferred Stock, of which none are issued and outstanding and all shares of which are reserved for issuance upon exercise of the Warrants, including the adjustments provided for in Article II of this Agreement.

All such issued and outstanding shares have been duly authorized and validly issued, are fully paid and nonassessable, and have been offered, issued, sold, and delivered by the Company free from preemptive rights, rights of first refusal, or similar rights and in compliance with applicable federal and state securities laws. Except pursuant to this Agreement and except for the Permitted Stock, the Company is not obligated to issue or sell any Capital Stock, and except for the Stockholders’ Agreement, the Company is not party to, or otherwise bound by, any agreement affecting the voting of any Capital Stock.

(e)           The shares of Series D Convertible Preferred Stock and Common Stock issuable on exercise of the Warrants have been duly and validly authorized and reserved for issuance and, when issued in accordance with the terms of the Warrants will be validly issued, fully paid, and nonassessable and free of preemptive rights, rights of first refusal, or similar rights (other than as set forth in Section 4.03 of the Stockholders’ Agreement).

(f)            After giving effect to the Kenan Acquisition Transaction and the Advantage Acquisition Transaction, the Company has no assets other than 100% of the issued and outstanding shares of capital stock of Kenan and AMHC, and the sole business of the Company is to own such stock.

(g)           There is no agreement, arrangement, or understanding involving the Company, other than this Agreement, the Stockholders’ Agreement, and the documents contemplated hereby and thereby, modifying, restricting, or in any way affecting the rights of any securityholder to vote securities of the Company.

(h)           Each of the representations and warranties made by the Company pursuant to the Stockholders’ Agreement is true and correct.

(i)            None of the documents, instruments or other information furnished to the Purchasers by the Company contains any untrue statement of a material fact or omits to state any material fact necessary in order to make any statements made therein not misleading. No representation, warranty, or statement made by the Company in this Agreement, the Stockholders’ Agreement, or the Registration Rights Agreement, or in any document, certificate, exhibit or schedule attached hereto or thereto or delivered in connection herewith or therewith, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make any statements made herein or therein not misleading. There is no fact that materially and adversely affects the condition (financial or otherwise), results of operations, business, properties, or (other than facts relating to the economy generally) prospects of the Company that has not been disclosed in the documents provided to the Purchasers.

(j)            As of the Closing Date and after giving effect to the transactions contemplated by the Note Agreement, the Stockholders’ Agreement, and the Acquisition Documents, the authorized capital stock of each Subsidiary of the Company and the identity of the holders (and respective holdings) of all of the issued and outstanding shares of capital stock of each such Subsidiary are as set forth on Schedule 3.01(j) of this Agreement. All such issued and outstanding shares have been duly authorized and validly issued, are fully paid and nonassessable, and have been offered, issued, sold, and delivered by the respective Subsidiary of the Company free from preemptive rights, rights of first refusal, or similar rights and in compliance with applicable federal and state securities laws. There are no outstanding contracts, options, warrants, instruments, documents or agreements binding upon the Company or any Subsidiary of the Company granting to any Person or group of Persons any right to purchase or acquire shares of any such Subsidiary’s capital stock, and, except for the Stockholders’ Agreement, neither the Company nor any of its Subsidiaries is a party to, or otherwise bound by, any agreement affecting the voting of any capital stock of any of them. Except for the Registration Rights Agreement, neither the Company nor any of its Subsidiaries is a party to, or otherwise bound by, any agreement obligating it to register any of the capital stock of any of them.

(k)           A true and correct copy of the Management Agreement is attached hereto as Annex E.

(l)            A true and correct copy of each of the Contingent Option Agreements is attached hereto as Annex F.

(m)          A true and current copy of the (i) the Amended and Restated Senior Management Option Agreement dated as of the date hereof executed by the Company in favor of Dennis Nash and Carl Young and (ii) the plan, if such plan exists, and form of agreement pursuant to which all other options will be issued and a list of all grantees thereunder (including the number of options to be issued to such grantees and the exercise price of such options) is attached hereto as Annex G.

3.02         Representations and Warranties of the Purchasers.  Each Purchaser represents and warrants to the Company with respect to only itself:

(a)           It is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

(b)           It has the right, power and authority to enter into, execute, deliver and perform its obligations under this Agreement, and its partners, officers or agents executing and delivering this Agreement are duly authorized to do so. This Agreement has been duly and validly executed and delivered and constitutes the legal, valid and binding obligation of it, enforceable in accordance with its terms.

(c)           It (i) is an “accredited investor,” as that term is defined in Regulation D under the Securities Act; or (ii) has such knowledge, skill, and experience in business and financial matters, based on actual participation, that it is capable of evaluating the merits and risks of an investment in the Company and the suitability thereof as an investment for it.

(d)           It is acquiring its Warrants and any securities issuable upon exercise of the Warrants for investment for its own account and not with a view to any distribution thereof in violation of applicable securities laws.

(e)           It agrees that the certificates representing its Warrants and any Issued Warrant Shares will bear the legends referenced in this Agreement, and such Warrants or securities issuable upon exercise of the Warrants will not be offered, sold, or transferred in the absence of registration or exemption under applicable securities laws.

Article IV

Covenants

The Company covenants and agrees as follows:

4.01         Financial Statements. The Company will keep books of account and prepare financial statements and will cause to be furnished to the Purchasers and each other Holder (all of the foregoing and following to be kept and prepared in accordance with United States generally accepted accounting principles applied on a consistent basis):

(a)           As soon as available, and in any event within one hundred twenty (120) days after the end of each fiscal year of the Company, beginning with the fiscal year ending December 31, 2001, (i) a copy of the financial statements of the Company and each Subsidiary for such fiscal year containing a consolidated and consolidating balance sheet, statement of income, statement of stockholders’ equity, and statement of cash flows, each as at the end of such fiscal year and for the fiscal year then ended and in each case setting forth in comparative form the figures for the preceding fiscal year, along with management’s discussion and analysis of variances, all in reasonable detail and audited and certified, in the case of the consolidated financial statements, by Ernst & Young LLP or other independent certified public accountants of recognized standing selected by the Company and consented to by the Purchasers, such consent not to be unreasonably withheld; and (ii) a comparison of the actual results during such fiscal year to those originally budgeted by the Company prior to the beginning of such fiscal year (or in respect of the fiscal year ended December 31, 2001, the projections for such year provided to the Purchasers on the Closing Date) and a narrative description and explanation of any budget variances. The annual audit report required by this Agreement will not be qualified by or make reference to any disclosure that the Company or any Subsidiary may not continue as a going concern or otherwise be qualified or limited because of restricted or limited examination by the accountant of any portion of any of the records of the Company or any Subsidiary.

(b)           As soon as available, and in any event within thirty (30) days after the end of each calendar month, a copy of unaudited consolidated and consolidating financial statements of the Company and all Subsidiaries as of the end of such calendar month and for the portion of the fiscal year then ended, subject to year-end audit adjustments, containing a balance sheet, statement of income, and statement of cash flows, in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year and all in reasonable detail, including, without limitation, a comparison of the actual results during such period to those originally budgeted by the Company prior to the beginning of such fiscal period (or in respect of the fiscal year ended December 31, 2001, the projections for such year provided to the Purchasers on the Closing Date) and for the fiscal year to date.

(c)           On or before January 31 of each fiscal year, an annual budget or business plan for such fiscal year, including a projected consolidated and consolidating balance sheet, income statement, and cash flow statement for such year, and, promptly during each fiscal year, all revisions thereto approved by the board of directors of the Company.

(d)           As soon as available, copies of all final reports or letters submitted to the Company by its independent certified public accountants in connection with each annual, interim or special audit of the financial statements of the Company made by such accountants, including, without limitation, any management report, and the Company agrees to obtain such a report in connection with each of the annual audits.

(e)           Concurrently with the delivery of each of the financial statements referred to in Section 4.01(a) of this Agreement and within thirty (30) days after the end of each calendar quarter, a certificate of an authorized officer of the Company in form and substance satisfactory to the Holders (i) with respect to the certificates delivered in connection with the financial statements referred to in Section 4.01(b) of this Agreement, certifying that the financial statements attached have been prepared in accordance with GAAP consistently applied (except that the unaudited financial statements do not include footnotes) and fairly present in all material respects (subject to year-end audit adjustments) the consolidated and consolidating financial condition and results of operations of the Company at the date and for the period indicated therein, and (ii) containing a narrative report of the business and affairs of the Company and each Subsidiary that includes, but is not limited to, a discussion of the results of operations compared to those originally budgeted for such period.

(f)            As soon as available, a copy of each (i) financial statement, report, notice, or proxy statement sent by the Company to its stockholders; (ii) regular, periodic, or special report, registration statement, or prospectus filed by the Company with any securities exchange, state securities regulator, or the Commission; (iii) material order issued by any court, governmental authority, or arbitrator in any material proceeding to which the Company is a party or to which any of its assets is subject; (iv) press release or other statement made available generally by the Company to the public generally concerning material developments in the business of the Company; and (v) a copy of all material correspondence, reports, and other information sent by the Company to any holder of any material indebtedness for borrowed money, including, without limitation the lender under the Senior Loan Agreement.

(g)           Promptly, such additional information concerning the Company and any Subsidiary as any Holder may reasonably request, including, without limitation, auditor management reports and audit “waive” lists.

4.02         Laws. The Company will, and will cause any and all Subsidiaries to, comply with all applicable statutes, regulations, and orders of the United States, domestic and foreign states, and municipalities, agencies, and instrumentalities of the foregoing applicable to the Company or any Subsidiary, the non-compliance with which would have a material adverse effect on the Company and its Subsidiaries taken as a whole. The Company and its Subsidiaries may, however, contest or dispute any acts, rules, regulations, orders and directions of those bodies or officials in any reasonable manner, provided that adequate reserves with respect thereto are established to the reasonable satisfaction of the Purchasers.

4.03         Inspection. Upon at least five (5) days’ notice and during business hours, the Company will, and will cause any and all Subsidiaries to, permit any representative designated by the Holders to (a) visit and inspect any of the properties of the Company or any Subsidiary (provided that the costs and expenses incurred by the Holders in connection with any visit and inspection of any properties of any Subsidiary which at such time is not a material Subsidiary shall be borne by such Holders); (b) examine the corporate and financial records of the Company or any Subsidiary and make copies thereof or extracts therefrom; and (c) discuss the affairs, finances, and accounts of the Company or any Subsidiary with the directors, officers, key employees, and independent accountants of the Company. In addition to any rights under this Agreement, the Company will give the Holders actual notice of all regular meetings and all special meetings of the Company’s Board of Directors and all committees thereof at the time that notice thereof is given to the Company’s Board of Directors, will permit at least one (1) person designated from time to time by the MassMutual Investors as a whole and up to two (2) persons designated from time to time by RSTW to attend such meetings as observers, and will provide Purchasers with all information available to the directors of the Company.  Each Holder agrees that such Holder and its designee shall not disclose any confidential information obtained in connection with this Section 4.03 to any Person (other than Persons in a confidential relationship with such Holder) unless such Person has agreed in writing to maintain such information confidential; provided, however, that nothing herein shall be deemed to prevent the disclosure of any confidential information if such disclosure is (i) required to be made in a judicial, administrative or governmental proceeding, (ii) required by any applicable law or regulation, (iii) made to any governmental agency or regulatory body having or claiming authority over any aspect of such Holder’s or its Affiliates’ businesses in connection with the exercise of such authority or claimed authority, (iv) subject to subpoena, or (v) made, on a confidential basis as such Holder deems reasonably necessary or appropriate to any of its investors, any bank or financial institution and/or counsel to or other representatives of such investors, bank or financial institution. Such regular meetings will be held at least quarterly. The Company will reimburse at least one (1) person designated from time to time by the MassMutual Investors as a whole and up to two (2) persons designated from time to time by RSTW for reasonable out-of pocket expenses incurred in traveling to and attending such meetings. Notwithstanding anything to the contrary set forth in this Section 4.03, (i) the designees of the Holders described above shall not be permitted to exercise the inspection, access and other rights contemplated in this Section 4.03 at any time during which the Holders of the Notes are exercising similar rights pursuant to the terms of the Note Agreement.

4.04         Certain Actions. Without the prior written consent of the Holders, which consent may be withheld in the sole discretion of the Holders:

(a)           the Company shall not permit to occur any (i) amendment, alteration, or modification of the Bylaws of the Company, as constituted on the date of this Agreement, the effect of which, in the sole judgment of the Holders, would be to alter, impair, or affect adversely, either the rights and benefits of the Holders or the duties and obligations of the Company under this Agreement, the Warrants, the Stockholders’ Agreement or the Registration Rights Agreement or (ii) amendment, alteration, or modification of the Certificate of Incorporation, the Certificate of Designations, other charter or organizational documents of the Company, as constituted on the date of this Agreement or authorize or designate (through board of directors designation or otherwise) any class or series of any Capital Stock which rank on parity with or senior to the Series D Convertible Preferred Stock upon payment of dividends, liquidation or other distributions except to the extent necessary to comply with Sections 4.04(k) and 4.10 of this Agreement;

(b)           the Company shall not, and shall not permit any Subsidiary to, declare or make any dividends or distributions of its cash, stock, property, or assets (other than general dividends and distributions to its shareholders in instances in which the Dilution Fee is applicable and has been indefeasibly paid to the Holders (e.g., the Holder is not obligated to disgorge the payment or turn over the payment to the senior lender of the Company or any of its Subsidiaries) and stock dividends to which the adjustments provided for in Section 2.12 of this Agreement have been made) or redeem, retire, purchase, or otherwise acquire, directly or indirectly, any of the Capital Stock or capital stock or securities of any Affiliate of the Company, or any securities convertible or exchangeable into Capital Stock or capital stock or securities of any Affiliate of the Company, except that (i) any Subsidiary shall be permitted to do any of the foregoing for the benefit of the Company or any other Subsidiary and (ii) the Company shall be permitted to repurchase shares of Capital Stock from employees upon termination of employment; provided, that, such repurchases are approved by the Board of Directors and; provided further, that, such repurchases shall not exceed $500,000 cumulatively in the aggregate during the term of this Agreement;

(c)           the Company shall not issue or sell, or otherwise dispose of or permit any Subsidiary to issue, sell or dispose of, any capital stock or securities of any Subsidiary, or dissolve or liquidate, or effect any consolidation or merger involving the Company or any Subsidiary or any reclassification, corporate reorganization, stock split or reverse stock split, or other change of any class of Capital Stock (unless the adjustments provided for by Section 2.12 of this Agreement have been made); except that the Company shall be permitted to issue and sell Permitted Stock;

(d)           the Company shall not, except for the Registration Rights Agreement, become a party to, or otherwise be bound by, any agreement obligating it to register any of its Capital Stock;

(e)           the Company shall not, and shall not permit any Subsidiary to, enter into any business which is not substantially related to that which the Company or any Subsidiary, as the case may be, is conducting on the date of this Agreement or acquire any substantial business operation or assets (through a stock or asset purchase or otherwise);

(f)            the Company shall not, and shall not permit any Subsidiary to, except for Permitted Stock, the Lease, the Stockholders’ Agreement, the Registration Rights Agreement and the Management Agreement and as listed on Schedule 7.6 of the Note Agreement as in effect on the date hereof, enter into any transaction or transactions with any director, officer, employee, or shareholder of the Company or Subsidiary, as the case may be, or any Affiliate or relative of the foregoing, except upon terms that are disclosed in advance and approved by a majority of the outside directors of the Company, and that are, in any event, at least as favorable as would result in a comparable arm’s-length transaction with a Person not a director, officer, employee, shareholder, or Affiliate of the Company or Subsidiary, as the case may be, or any Affiliate or related party of the foregoing, or advance any monies to any such Persons, except for travel advances in the ordinary course of business (provided that nothing herein shall prevent the Company from providing insurance and similar benefits to all its directors) and except for transactions between the Company and any of its Subsidiaries or between any of the Company’s Subsidiaries (provided that each Subsidiary in such transaction is a guarantor of the obligations of the Company to the Holders and any sale of the capital stock or substantially all of the assets of such Subsidiary would constitute an Event of Default (as defined in the Note Agreement); provided, however, that neither the Company nor any of its Subsidiaries shall be permitted to make any payment under the Management Agreement upon the occurrence and during the continuation of either (i) an Event of Default under Section 8.1(a) of the Note Agreement or Section 8.1(g) of the Note Agreement (other than a default by the Company or any Subsidiary of the obligation to purchase all or a portion of the Put Shares in a circumstance which does not constitute a Put Event Exercise Payment Default) or (ii) a Put Event Exercise Payment Default;

(g)           the Company shall not, and shall not permit any Subsidiary to, as the case may be, permit the aggregate amount of salary and other direct and indirect remuneration (including, but not limited to, employee benefits and professional, consulting and management fees and expenses (but excluding out-of-pocket expenses incurred in attending meetings of the Company’s Board of Directors) paid by the Company or any Subsidiary, as the case may be, during any fiscal year to Sterling Investment Partners Advisors, LLC, any Affiliate of Sterling Investment Partners Advisors, LLC, or any successor or transferee of any such Person(s), or any member of such Person’s immediate family, directly or indirectly, without the prior written consent of a majority in interest of the Holders) to exceed the amounts provided for in the Management Agreement or Section 7.12 of the Stockholders’ Agreement (provided that nothing herein shall prevent the Company from providing insurance and similar benefits to all its directors and, in connection with and following the Initial Public Offering, granting options to all non-employee directors, having an exercise price equal to Fair Market Value on the date of the grant); provided, however, that neither the Company nor any of its Subsidiaries shall be permitted to make any payment under the Management Agreement upon the occurrence and during the continuation of either (i) an Event of Default under Section 8.1(a) of the Note Agreement (other than a default by the Company or any Subsidiary of the obligation to purchase all or a portion of the Put Shares in a circumstance which does not constitute a Put Event Exercise Payment Default) or Section 8.1(g) of the Note Agreement or (ii) a Put Event Exercise Payment Default;

(h)           the Company shall not, and shall not permit any Subsidiary to, acquire any debt or equity interest in any Person or establish or acquire a Subsidiary or make any additional capital contribution or any loans to or purchase any additional equity in any Subsidiary or make any advances or loans to any Subsidiary (other than a Subsidiary which is a guarantor of the obligations of the Company to the Holders and with respect to which any sale of the capital stock or substantially all of the assets of such Subsidiary would constitute an Event of Default (as defined in the Note Agreement)) or acquire all or substantially all of the assets of any Person except those which do not involve the investment, incurrence of debt or liability or contribution of more than (i) $500,000 per year in the aggregate and (ii) $1,000,000, from and after the Closing Date in the aggregate, or transfer any technology or assets to any Subsidiary (other than a Subsidiary which is a guarantor of the obligations of the Company to the Holders and with respect to which any sale of the capital stock or substantially all of the assets of such Subsidiary would constitute an Event of Default (as defined in the Note Agreement)) unless the Holders have been given prior written notice thereof and such transfer has been approved by a majority of the outside directors of the Company;

(i)            the Company shall not, and shall not permit any Subsidiary to, (I) modify, amend, terminate or waive any provision of any Employment Agreement (except as permitted by the Note Purchase Agreement), or (II) allow or permit Dennis Nash (or any successor thereto consented to by the Holders) to cease to perform the functions of chief executive officer (or president) of the Company unless the Company shall have within a reasonable period not to exceed one hundred eighty (180) days obtained a successor chief executive officer (or president) of at least comparable background, experience and ability who is acceptable to and consented to by a group of Holders holding not less than two-thirds (2/3) of the Warrant Shares, or (III) allow or permit Carl Young (or any successor thereto consented to by the Holders) to cease to perform the functions of chief financial officer of the Company unless the Company shall have within a reasonable period not to exceed one hundred eighty (180) days obtained a successor chief financial officer of at least comparable background, experience and ability who is acceptable to and consented to by a group of Holders holding not less than two-thirds (2/3) of the Warrant Shares;

(j)            the Company shall not, and shall not permit any Subsidiary to, enter into, or otherwise become bound by, any agreement, arrangement or understanding, other than this Agreement or the Stockholders’ Agreement and the documents contemplated hereby and thereby, modifying, restricting or in any way affecting the rights of any securityholder to vote the securities of the Company;

(k)           the Company shall not permit the aggregate par value of the Capital Stock subject to the Warrants from time to time to exceed the price payable upon the exercise of the Warrants, as adjusted from time to time;

(l)            the Company shall not take any action, or permit any Subsidiary to take any action, which could reasonably be expected to cause a “Regulatory Violation” or “Regulatory Problem,” as such terms are defined in the Stockholders’ Agreement;

(m)          the Company shall not, and shall not permit any Subsidiary to, enter into any employee stock option or benefit plan with respect to shares of Capital Stock of the Company unless (i) such plan shall be approved by a majority of the disinterested directors of the Board of Directors of the Company, (ii) the options shall contain an exercise price equal to the fair market value thereof at the date of grant, and (iii) the options shall be exercisable into not more than 592,189 shares of the Common Stock (subject to adjustments for stock splits and reverse stock splits and similar events as to which corresponding adjustments are made to the number of shares of Capital Stock issuable upon exercise of the Warrants); and

(n)           the Company shall not obligate itself or otherwise agree to take, permit or enter into any of the events described in subsections (a) through (m) above.

4.05         Books and Records. The Company shall, and shall cause each Subsidiary to, keep (a) proper books of record and account in which full, true and correct entries will be made of all dealings or transactions of or in relation to its business and affairs; (b) set up on its books accruals with respect to all taxes, assessments, charges, levies and claims; and (c) on a reasonably current basis set up on its books from its earnings allowances against doubtful receivables, advances and investments and all other proper accruals (including, without limitation, by reason of enumeration, accruals for premiums, if any, due on required payments and accruals for depreciation, obsolescence, or amortization of properties), which should be set aside from such earnings in connection with its business. All determinations pursuant to this subsection shall be made in accordance with, or as required by, GAAP consistently applied.

4.06         Accountants. The Company will retain a Big-Five Accounting Firm of independent public accountants who will certify the consolidated financial statements of the Company at the end of each fiscal year. The Company hereby irrevocably authorizes and directs all accountants and auditors employed by it at any time during the term of this Agreement to exhibit and deliver to the Holders copies of any of the Company’s financial statements, trial balances or other accounting records of any sort in the accountant’s or auditor’s possession, and to disclose to the Holders any information they may have concerning the Company’s financial status and business operations. The Company hereby irrevocably authorizes all federal, state and municipal authorities to furnish to the Holders copies of reports or examinations relating to the Company, whether made by the Company or otherwise. In the event that the services of the independent public accountants so selected, or any firm of independent public accountants hereafter employed by Company, are terminated, the Company will promptly thereafter notify each Holder and upon the Holders’ request, the Company will request the firm of independent public accountants whose services are terminated to deliver (without liability for such firm) to each Holder a letter of such firm setting forth the reasons for the termination of their services and in its notice to each Holder the Company will state whether the change of accountants was recommended or approved by the board of directors of the Company or any committee thereof.

4.07         Existence. The Company will, and will cause each Subsidiary to, maintain in full force and effect (i) the corporate existence, rights and franchises of the Company or Subsidiary, as the case may be and (ii) all licenses and other rights to use Intellectual Property held or owned by the Company or any Subsidiary, if any of the foregoing are reasonably necessary to the business of the Company or any Subsidiary.

4.08         Notice.

(a)           In the event of (i) any setting by the Company of a record date with respect to the holders of any class of Capital Stock for the purpose of determining which of such holders are entitled to dividends, repurchases of securities or other distributions, or any right to subscribe for, purchase or otherwise acquire any shares of Capital Stock or other property or to receive any other right; or (ii) any capital reorganization of the Company, or reclassification or recapitalization of the Capital Stock or any transfer of all or substantially all of the assets, business, or revenue or income generating capacity of the Company, or consolidation, merger, share exchange, reorganization, or similar transaction involving the Company; or (iii) any voluntary or involuntary dissolution, liquidation, or winding up of the Company; or (iv) any proposed issue, sale or grant by the Company of any Capital Stock, or capital stock or securities of any Subsidiary or any right or option to subscribe for, purchase, or otherwise acquire any Capital Stock or capital stock or securities of any Subsidiary (other than the issue of Permitted Stock and of Issuable Warrant Shares upon exercise of the Warrants), then, in each such event, either prior to or after an Initial Public Offering, as the case may be, the Company will deliver or cause to be delivered to the Holders a notice specifying, as the case may be, (A) the date on which any such record is to be set for the purpose of such dividend, distribution, or right, and stating the amount and character of such dividend, distribution, or right; (B) the date as of which the holders of record will be entitled to vote on any reorganization, reclassification, recapitalization, transfer, consolidation, merger, share exchange, conveyance, dissolution, liquidation, or winding-up; (C) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, share exchange, conveyance, dissolution, liquidation, or winding-up is to take place and the time, if any is to be fixed, as of which the holders of record of any class of Capital Stock will be entitled to exchange their shares of Capital Stock for securities or other property deliverable upon such event; (D) the amount and character of any Capital Stock, property, or rights proposed to be issued or granted, the consideration to be received therefor, and, in the case of rights or options, the exercise price thereof, and the date of such proposed issue or grant and the Persons or class of Persons to whom such proposed issue or grant will be offered or made; and (E) such other information as the Holders may reasonably request. Any such notice will be deposited in the United States mail, postage prepaid, at least fifteen (15) days prior to the date therein specified, and notwithstanding anything in this Agreement or the Warrants to the contrary the Holders may exercise the Warrants within fifteen (15) days from the receipt of such notice.

(b)           If there is any adjustment as provided above in Article II, the Company will immediately cause written notice thereof to be sent to each Holder, which notice will be accompanied by a certificate of the independent public accountants of the Company setting forth in reasonable detail the basis for the Holders’ becoming entitled to receive such adjustment, the facts requiring any such adjustment and the number of shares receivable after such adjustment. At the request of any Holder and upon surrender of the Warrants of such Holder, the Company will reissue the Warrants of such Holder in a form conforming to such adjustments.

(c)           The Company shall provide all Holders with copies of all (a) notices (including notices of default), statements and financial information, including notices of default received by any Subsidiary from the lender under the Senior Loan Agreement and any other creditor or lessor with respect to the acceleration of the maturity of any item of indebtedness for borrowed money or the repossession of property from such Subsidiary, and (b) material information concerning the assets of the Company and all Subsidiaries taken as a whole, including, without limitation, significant contracts, schedules of equipment, changes of equipment or real property.

4.09         Payment of Taxes and Claims. The Company will, and will cause any and all Subsidiaries to, pay or discharge, at or before maturity or before becoming delinquent (a) all material taxes, levies, assessments, water and sewer rents, rates, charges, levies, permits, inspection and license fees and other governmental and quasi-governmental charges and any penalties or interest for nonpayment thereof, heretofore or hereafter imposed or which may become a Lien upon any material property owned by the Company or Subsidiary, as the case may be, or arising with respect to the occupancy, use, possession or leasing thereof (collectively the “Impositions”) and (b) all lawful claims for labor, material, and supplies, which, if unpaid, might become a Lien upon any property of the Company or Subsidiary, as the case may be; provided, however, that neither the Company nor any of its Subsidiaries shall be required to pay or discharge any claim for labor, material, or supplies or any Imposition which is being contested in good faith by appropriate proceedings diligently pursued, and for which adequate reserves in conformity with GAAP have been established.

4.10         Warrant Rights. The Company covenants and agrees that during the term of this Agreement and so long as any Warrant is outstanding, (a) the Company will at all times have authorized and reserved a sufficient number of shares of Series D Convertible Preferred Stock and Common Stock to provide for the exercise in full of the rights represented by the Warrants and the exercise in full of the other rights of the Holders; (b) the Company will not increase or permit to be increased the par value per share or stated capital of the Issuable Warrant Shares or the consideration receivable upon issuance of its Issuable Warrant Shares, subject to adjustments made in accordance with the provision of Section 2.12 of this Agreement; and (c) in the event that the exercise of the Warrants would require the payment by the Holder of consideration for the Series D Convertible Preferred Stock and/or Common Stock receivable upon such exercise of less than the par or stated value of such Issuable Warrant Shares, the Company will promptly take such action as may be necessary to change the par or stated value of such Issuable Warrant Shares to an amount less than or equal to such consideration.

4.11         Disclosure of Material Matters. The Company will, and will cause any and all Subsidiaries to, promptly upon learning thereof, report to each Holder (a) all matters materially affecting the value, enforceability or collectibility of any portion of its assets or the assets of any Subsidiary in excess of $500,000 per individual matter, or $1,000,000 in the aggregate, as the case may be, including, without limitation, the Company’s or Subsidiary’s reclamation or repossession of, or the return to the Company or Subsidiary of, a material amount of goods and material claims or disputes asserted by any customer or other obligor, and (b) any material adverse change in the relationship between the Company or Subsidiary and any of their material suppliers or customers.

4.12         Performance of Obligations. The Company will duly and punctually pay and perform its obligations under this Agreement, and will cause any and all Subsidiaries to duly and punctually pay and perform their obligations under the Note Agreement, the Senior Loan Agreement and the Other Agreements to which it or any such Subsidiary is a party when due or prior to the expiration of the applicable grace period, if any, pertaining thereto or in any event, within applicable cure periods.

4.13         Maintenance of Properties. The Company will, and will cause any and all Subsidiaries to, operate and maintain in good condition and repair (ordinary wear and tear excepted) and replace as necessary, all of the assets and properties of the Company or Subsidiary, as the case may be, which are necessary or useful in accordance with sound business practices in the judgment of the Company or Subsidiary, as the case may be, in the proper conduct of its business. The Company will, and will cause any and all Subsidiaries to, at all times maintain its Intellectual Property, in full force and effect, and will defend and protect the Intellectual Property against all adverse claims until such time that it is immaterial to the Company’s and its Subsidiaries’ business taken as a whole.

4.14         Negative Pledge. Until payment and performance in full of all of the Senior Subordinated Obligations and all indebtedness, liabilities and other obligations under this Agreement and the termination of this Agreement, the Company shall not, and shall not permit any Subsidiary to, without prior written consent of the Holders, pledge, sell (except inventory in the ordinary course of business), assign, transfer, create or suffer to exist any Lien (except for Permitted Liens) upon any property, assets, or revenues, including, but not limited to, its shares of capital stock of any and all Subsidiaries, whether now owned or hereafter acquired.

4.15         Maintenance of Equipment. The Company’s equipment and the material equipment of each and every Subsidiary shall be maintained in as good and substantial repair and condition as the same is now (reasonable wear and tear excepted) and all necessary replacements of and repairs thereto shall be made so that the value and operating efficiency of the equipment shall be maintained and preserved.

4.16         Environmental Costs.

(a)           The Company hereby indemnifies and holds each and every Holder harmless from and against any liability, loss (other than that portion of any loss attributable solely to the decline in value of any rights under the Put Option described in Section 2.10 of this Agreement or the decline in the value of the Warrants or the Warrant Shares), damage, suit, action or proceeding that relates to the Company or any and all of its Subsidiaries pertaining to solid or hazardous waste materials or other waste-like or toxic substances, including, but not limited to, claims of any federal, state or municipal government or quasi-governmental agency or any third person, whether arising under any federal, state or municipal law or regulation, or tort, contract or common law.

(b)           To the extent the laws of the United States or any state in which property, leased or owned, of the Company or any and all of its Subsidiaries provide that a Lien upon the property of the Company or any and all of its Subsidiaries may be obtained for the removal of Polluting Substances, as defined in Section 11.1 of the Note Agreement, which have been or may be released, no later than 90 days after notice is given by any Holder to the Company, the Company shall deliver to each and every Holder a report issued by a qualified, third party engineer certifying as to the existence of any Polluting Substances located upon or beneath the specified property, leased or owned. To the extent any such Polluting Substance is located therein or thereunder that either (i) subjects the property to Lien or (ii) requires removal to safeguard the health of any Person, the Company shall remove, or cause to be removed, such lien and such Polluting Substance at the Company’s expense.

4.17         Restricted Payments. The Company will not at any time make or become obligated to make, directly or indirectly, any (a) declaration of any dividend on, or any other payment or distribution in respect of, any shares of the Company or (b) payment or distribution on account of the purchase, repurchase, redemption, put, call or other retirement of any shares of the Company or of any Warrants, option or other right to acquire such shares (except pursuant to this Agreement) or the payment of management fees if and for so long as Holder is not receiving any and all payments due it under this Agreement or the Note Agreement.

4.18         Right of First Refusal for New Securities.  The Company hereby agrees that the Purchasers shall have such rights of first refusal to purchase New Securities (as defined in the

Stockholders’ Agreement) as are set forth in the Stockholders’ Agreement as of the date hereof and that such rights shall not be modified, amended or waived with respect to the Warrant Shares or Purchasers rights with respect thereto without the prior written consent of Purchasers.

Article V

Conditions

The obligations of the Purchasers to effect the transactions contemplated by this Agreement are subject to the following conditions precedent:

5.01         Opinion. The Purchasers will have received favorable opinions, dated the Closing Date, from Fulbright & Jaworski L.L.P., Buckingham, Doolittle & Burroughs LLP, and Smith, Helms, Mulliss & Moore, L.L.P., counsel for Company covering matters raised by this Agreement, the Stockholders’ Agreement, and such other matters as the Purchasers or its counsel may request, and otherwise in form and substance satisfactory to the Purchasers and their counsel.

5.02         Note Agreement Conditions. All of the conditions precedent to the obligations of the Purchasers under the Note Agreement will have been satisfied in full or waived.

5.03         Reservation of Series D Convertible Preferred Stock and Common Stock. The Purchasers will have received evidence satisfactory to the Purchasers that the Company has reserved a sufficient number of shares of Series D Convertible Preferred Stock and Common Stock for the Purchasers to exercise the Warrants.

5.04         Material Change. There will have occurred no material adverse change in the business, prospects, results, operations, or condition, financial or otherwise, of the Company.

5.05         Stockholders’ Agreement and Registration Rights Agreement. The Company will have entered into the Stockholders’ Agreement and the Registration Rights Agreement with the Purchasers and other parties thereto.

5.06         Agreement Regarding Certain Put Option Actions. Sterling Investment Partners, L.P. and RFE Investment Partners will have entered into a written agreement in favor of the Purchasers in substantially the form attached hereto as Exhibit I.

5.07         Representations and Agreements. Each representation and warranty of the Company set forth in this Agreement will be true and correct when made and as of the Closing Date, and the Company will have fully performed all their covenants and agreements set forth in this Agreement.

5.08         Proceedings; Consents. All proceedings taken in connection with the transactions contemplated by this Agreement, and all documents necessary to the consummation of this Agreement, will be satisfactory in form and substance to the Purchasers and their counsel, and the Purchasers and their counsel will have received certificates of compliance and copies

(executed or certified as may be appropriate) of all documents, instruments, and agreements that the Purchasers or such counsel may request in connection with the consummation of such transactions. All consents of any Person necessary to the consummation of the transactions contemplated by this Agreement and the Stockholders’ Agreement will have been received, be in full force and effect, and not be subject to any onerous condition.

Article VI

Miscellaneous

6.01         Indemnification. In addition to any other rights or remedies to which the Purchasers and the Holders may be entitled, the Company agrees to and will indemnify and hold harmless the Purchasers, the Holders, and their respective successors, assigns, officers, directors, employees, attorneys, and agents (individually and collectively, an “Indemnified Party”) from and against any and all losses, claims, obligations, liabilities, deficiencies, penalties, causes of action, damages, costs, and expenses (including, without limitation, costs of investigation and defense, attorneys’ fees, and expenses), including, without limitation, those arising out of the sole or contributory negligence of any Indemnified Party that the Indemnified Party may suffer, incur, or be responsible for, arising or resulting from any misrepresentation, breach of warranty, or nonfulfillment of any covenant or agreement on the part of the Company under this Agreement, or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished to the Purchasers or the Holders under this Agreement. The foregoing indemnification excludes (i) any such claims, actions, damages, costs and expense incurred by reason of the sole or contributory negligence or willful misconduct of the Indemnified Party and (ii) the portion of any loss attributable solely to a decline in the value of any right under the Put Option described in Section 2.10 of this Agreement or a decline in the value of the Warrants or the Warrant Shares.

6.02         Default. It is agreed that a violation by any party of the terms of this Agreement cannot be adequately measured or compensated in money damages, and that any breach or threatened breach of this Agreement by a party to this Agreement would do irreparable injury to the nondefaulting party. It is, therefore, agreed that in the event of any breach or threatened breach by a party to this Agreement of the terms and conditions set forth in this Agreement, the nondefaulting party will be entitled, in addition to any and all other rights and remedies that it may have in law or in equity, to apply for and obtain injunctive relief requiring the defaulting party to be restrained from any such breach or threatened breach or to refrain from a continuation of any actual breach.

6.03         Integration. This Agreement, the Other Agreements, the Stockholders’ Agreement and the Registration Rights Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all previous written, and all previous or contemporaneous oral, negotiations, understandings, arrangements, and agreements including but not limited to (a) that certain commitment letter of RSTW, dated January 25, 2001, executed by RSTW, and acknowledged and agreed to by the Company, KTC and AMGI, and (b) that certain commitment letter of the MassMutual Investors, dated January 24, 2001, executed by the MassMutual Investors, and acknowledged and agreed to by the Company and AMHC.  This

Agreement may not be amended or supplemented except by a writing signed by Company and the Purchasers.

6.04         Headings. The headings in this Agreement are for convenience and reference only and are not part of the substance of this Agreement. References in this Agreement to Sections and Articles are references to the Sections and Articles of this Agreement unless otherwise specified.

6.05         Severability. The parties to this Agreement expressly agree that it is not the intention of any of them to violate any public policy, statutory or common law rules, regulations, or decisions of any governmental or regulatory body. If any provision of this Agreement is judicially or administratively interpreted or construed as being in violation of any such policy, rule, regulation, or decision, the provision, section, sentence, word, clause, or combination thereof causing such violation will be inoperative (and in lieu thereof there will be inserted such provision, sentence, word, clause, or combination thereof as may be valid and consistent with the intent of the parties under this Agreement) and the remainder of this Agreement, as amended, will remain binding upon the parties, unless the inoperative provision would cause enforcement of the remainder of this Agreement to be inequitable under the circumstances.

6.06         Notices. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration, or other communication be given to or served upon any of the parties by another, such notice, demand, request, consent, approval, declaration, or other communication will be in writing and will be deemed to have been validly served, given or delivered (and “the date of such notice” or words of similar effect will mean the date) five (5) days after deposit in the United States mails, certified mail, return receipt requested, with proper postage prepaid, or upon receipt thereof (whether by non-certified mail, telecopy, telegram, express delivery, or otherwise), whichever is earlier, and addressed to the party to be notified as follows:

If to RSTW:	RSTW Partners III, L.P.
c/o Rice Sangalis Toole & Wilson
5847 San Felipe, Suite 4350
Houston, Texas 77057
Attn: Kurt G. Keene
Facsimile: (713) 783-9750

with courtesy copies to
(which shall not constitute notice):	Patton Boggs LLP
2001 Ross Avenue, Suite 3000
Dallas, Texas 75201
Attn: James C. Chadwick, Esq.
Facsimile: (214) 758-1550

If to a MassMutual Investor:	Massachusetts Mutual Life Insurance Company,
MassMutual Corporate Investors and
MassMutual Participation Investors
c/o Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, Massachusetts 01111
Attn: Robert Shettle
Facsimile: (413) 744-3310

with courtesy copies to
(which shall not constitute notice):	Patton Boggs LLP
2001 Ross Avenue, Suite 3000
Dallas, Texas 75201
Attn: James C. Chadwick, Esq.
Facsimile: (214) 758-1550

If to the Company:	KTC/AMG Holdings Corp.
4895 Dressler Road N.W., #100
Canton, Ohio 44718
Attn: Chief Executive Officer
Facsimile: (330) 305-9905

with courtesy copies to
(which shall not constitute notice):	Sterling Investment Partners Management, LLC
276 Post Road West
Westport, Connecticut 06880
Attn: Douglas L. Newhouse
Facsimile: (203) 454-5780

and

Fulbright & Jaworski, L.L.P.
666 Fifth Avenue
New York, New York 10103
Attn: Paul Jacobs, Esq.
Facsimile: (212) 318-3400

or to such other address as each party may designate for itself by like notice. Notice to any Holder other than the Purchasers will be delivered as set forth above to the address shown on the stock transfer books of the Company or the Warrant Register unless such Holder has advised the Company in writing of a different address to which notices are to be sent under this Agreement. Failure or delay in delivering courtesy copies of any notice, demand, request, consent, approval, declaration, or other communication to the persons designated above to receive copies of the actual notice will in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration, or other communication. No notice, demand, request, consent, approval, declaration or other communication will be deemed to have been given or received unless and until it sets forth all items of information required to be set forth therein pursuant to the terms of this Agreement.

6.07         Successors. This Agreement will be binding upon and inure to the benefit of the parties and their respective successors and assigns.

6.08         Remedies. The failure of any party to enforce any right or remedy under this Agreement, or promptly to enforce any such right or remedy, will not constitute a waiver thereof, nor give rise to any estoppel against such party, nor excuse any other party from its obligations under this Agreement. Any waiver of any such right or remedy by any party must be in writing and signed by the party against which such waiver is sought to be enforced.

6.09         Survival. All warranties, representations, and covenants made by any party in this Agreement or in any certificate or other instrument delivered by such party or on its behalf under this Agreement will be considered to have been relied upon by the party to which it is delivered and will survive the Closing Date, regardless of any investigation made by such party or on its behalf. All statements in any such certificate or other instrument will constitute warranties and representations under this Agreement.

6.10         Fees. Any and all fees, costs, and expenses, of whatever kind and nature, including attorneys’ fees and expenses, incurred by the Holders in connection with the defense or prosecution of any actions or proceedings arising out of or in connection with this Agreement will be borne and paid by the Company within ten (10) days of demand by the Holders.

6.11         Counterparts. This Agreement may be executed in any number of counterparts, which will individually and collectively constitute one agreement.

6.12         Other Business. It is understood and accepted that the Purchasers, the Holders, and their Affiliates have interests in other business ventures that may be in conflict with the activities of the Company and that nothing in this Agreement will limit the current or future business activities of such parties whether or not such activities are competitive with those of the Company. The Company agrees that all business opportunities in any field substantially related to the business of the Company will be pursued exclusively through the Company.

6.13        CHOICE OF LAW. THIS AGREEMENT, THE NOTE PURCHASE AGREEMENT, THE SENIOR SUBORDINATED NOTES, AND THE WARRANTS HAVE BEEN SUBSTANTIALLY NEGOTIATED AND ARE BEING EXECUTED, DELIVERED, AND ACCEPTED, AND ARE INTENDED TO BE PERFORMED, IN PART, IN THE STATE OF NEW YORK. ALL OBLIGATIONS, RIGHTS AND REMEDIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. IF NOTWITHSTANDING THE CHOICE OF LAW BY THE PARTIES AS SET FORTH IN THE IMMEDIATELY PRECEDING SENTENCE, A COURT DECLINES

TO GIVE EFFECT TO SUCH CHOICE OF LAW FOR ANY REASON, THEN ALL OBLIGATIONS, RIGHTS AND REMEDIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO. PURCHASER RETAINS ALL RIGHTS UNDER THE LAWS OF THE UNITED STATES OF AMERICA, INCLUDING THOSE RELATING TO THE CHARGE OF INTEREST.

6.14         Duties Among Holders. Each Holder agrees that no other Holder will by virtue of this Agreement be under any fiduciary or other duty to give or withhold any consent or approval under this Agreement or to take any other action or omit to take any action under this Agreement, and that each other Holder may act or refrain from acting under this Agreement as such other Holder may, in its discretion, elect.

6.15         Covenants in Effect. Upon consummation of an Initial Public Offering, Sections 4.01, 4.02, 4.03, 4.04(a), (b), (c), (d), (e), (g), (h), (i), (j), (k), (l), (m), 4.05, 4.06, 4.07, 4.08, 4.09, 4.11, 4.12, 4.13, 4.14, 4.15, 4.16, 4.17 and 4.18 of this Agreement shall cease to be in effect during (i) the ninety (90) day period immediately following such Initial Public Offering and (ii) any period(s) of time thereafter which the Company is a reporting company under Section 12 of the Exchange Act.

6.16         Termination. This Agreement, and the rights granted and duties and obligations imposed hereby, shall terminate with respect to (i) any Warrants and/or Warrant Shares sold by a Holder into the public market following an Initial Public Offering and (ii) all Warrants and Warrant Shares upon the consummation of a Sale Event which is a Qualified Sale in which all of Warrants and Warrant Shares are exchanged solely for Qualified Public Securities or cash or any combination thereof.

6.17         Amendment and Restatement.  This Agreement is given in amendment, restatement, modification and extension, but not in extinguishment or novation, of the Original Warrant Agreement and the liabilities and obligations of the parties thereunder.  With respect to matters relating to the period prior to the date hereof, all of the provisions of the Original Warrant Agreement are hereby ratified and confirmed and shall remain in full force and effect.

[REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

COMPANY:

KTC/AMG HOLDINGS CORP.

By:	/s/ Dennis A. Nash
Name:	Dennis A. Nash
Title:	President and Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

PURCHASER:

RSTW PARTNERS III, L.P.

By:	RSTW Management, L.P., its general partner

By:	Rice Mezzanine Corporation,
its general partner

By:	/s/ Kurt G. Keene
Kurt G. Keene,
Managing Director

Address:	c/o Rice Sangalis Toole & Wilson
5847 San Felipe, Suite 4350
Houston, Texas 77057
Attn: Kurt G. Keene
Fax: (713) 783-9750

Purchase Price of 2001 RSTW New Warrant: $100

Number of Warrant Shares pertaining to 2001 RSTW New Warrant:  1,922 shares of Series D Convertible Preferred Stock plus up to 12,574 shares of Common Stock for the Contingent Option Adjustment Number, subject to antidilution adjustments from time to time.

Number of Warrant Shares pertaining to 2001 RSTW Merger Warrants:  2,887 shares of Series D Convertible Preferred Stock plus up to 18,888 shares of Common Stock for the Contingent Option Adjustment Number, subject to antidilution adjustments from time to time.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

MASSACHUSETTS MUTUAL LIFE
INSURANCE COMPANY

By	David L. Babson & Company Inc.,
its Investment Adviser

By:	/s/ Michael P. Hermsen
Name:	Michael P. Hermsen
Title:	Managing Director

Address:	1295 State Street
Springfield, Massachusetts 01111
Attn: Robert Shettle
Facsimile: (413) 744-3310

Purchase Price: $59.00

Warrant #1

Number of Warrant Shares: 1,133 shares of Series D Convertible Preferred Stock plus up to 7,415 shares of Common Stock for the Contingent Options Adjustment Number, subject to antidilution adjustments from time to time.

Purchase Price: $19.64

Warrant #2

Number of Warrant Shares: 378 shares of Series D Convertible Preferred Stock plus up to 2,471 shares of Common Stock for the Contingent Options Adjustment Number, subject to antidilution adjustments from time to time.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

MASSMUTUAL CORPORATE INVESTORS

By:	/s/ Michael P. Hermsen
Name:	Michael P. Hermsen
Title:	Vice President

The foregoing is executed on behalf of MassMutual Corporate Investors, organized under a Declaration of Trust, dated September 13, 1985, as amended from time to time.  The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, but the Trust’s property only shall be bound.

Address:	1295 State Street
Springfield, Massachusetts 01111
Attn: Robert Shettle
Facsimile: (413) 744-3310

Purchase Price: $13.95

Number of Warrant Shares: 269 shares of Series D Convertible Preferred Stock plus up to 1,758 shares of Common Stock for the Contingent Options Adjustment Number, subject to antidilution adjustments from time to time.

MASSMUTUAL PARTICIPATION INVESTORS

By:	/s/ Michael P. Hermsen
Name:	Michael P. Hermsen
Title:	Vice President

The foregoing is executed on behalf of MassMutual Participation Investors, organized under a Declaration of Trust, dated April 7, 1988, as amended from time to time.  The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, but the Trust’s property only shall be bound.

Address:	1295 State Street
Springfield, Massachusetts 01111
Attn: Robert Shettle
Facsimile: (413) 744-3310

Purchase Price: $7.41

Number of Warrant Shares: 142 shares of Series D Convertible Preferred Stock plus up to 931 shares of Common Stock for the Contingent Options Adjustment Number, subject to antidilution adjustments from time to time.

Annex A-1

to

Warrant Purchase Agreement

Form of MassMutual Investors Warrant

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH THE DISTRIBUTION HEREOF. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE PLEDGED, SOLD, OFFERED FOR SALE, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER OR EXEMPTION FROM SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO THE TERMS AND PROVISIONS OF A WARRANT PURCHASE AGREEMENT (THE “WARRANT PURCHASE AGREEMENT”), A STOCKHOLDERS’ AGREEMENT, AND A REGISTRATION RIGHTS AGREEMENT, EACH DATED AS OF APRIL 30, 2001, AMONG KTC/AMG HOLDINGS CORP. (TO BE RENAMED THE KENAN ADVANTAGE GROUP, INC., AND REFERRED TO HEREIN AS THE “COMPANY”), RSTW PARTNERS III, L.P., MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, MASSMUTUAL CORPORATE INVESTORS, MASSMUTUAL PARTICIPATION INVESTORS AND THE OTHER SIGNATORIES THERETO (AS SUCH AGREEMENTS MAY BE SUPPLEMENTED, MODIFIED, AMENDED, OR RESTATED FROM TIME TO TIME, THE “AGREEMENTS”).  COPIES OF THE AGREEMENTS ARE AVAILABLE AT THE EXECUTIVE OFFICES OF THE COMPANY.

shares of Series D Convertible Preferred Stock,
$0.001 par value, of the Company
plus up to shares of Common Stock,
$0.0001 par value, of the Company for the
Contingent Options Adjustment Number,
subject to adjustment for antidilution from time to time	Warrant No.

PPN:

WARRANT TO PURCHASE SERIES D CONVERTIBLE PREFERRED STOCK AND COMMON STOCK OF

KTC/AMG HOLDINGS CORP.

(to be renamed The Kenan Advantage Group, Inc.)

This is to certify that, in consideration of                                        dollars ($                 ) and other valuable consideration, which is hereby acknowledged as received, MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, its successors and registered assigns, is entitled at any time after the date hereof and prior to 12:00 midnight April 30, 2011 to exercise this Warrant to purchase (a)                                                (                  ) shares of the Series D Convertible Preferred Stock, $0.001 par value per share, plus (b) upon the exercise of the Contingent Options, the number of shares of Common Stock equal to the Contingent Options Adjustment Number, plus (c) upon each occurrence of an event described in Section 2.12 of the Warrant Purchase Agreement, the number of shares of Series D Convertible Preferred Stock or Common Stock provided for therein, of the Company, as the same shall be adjusted from time to time pursuant to the provisions of the Agreements at a price per share as specified in the Agreements and to exercise the other rights, powers, and privileges hereinafter provided, all on the terms and subject to the conditions specified in this Warrant and in the Agreements.  This Warrant is one of the “2001 MassMutual Investors Warrants” described in the Warrant Purchase Agreement.  Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Warrant Purchase Agreement (as amended from time to time).

This Warrant is issued under, and the rights represented hereby are subject to the terms and provisions contained in the Agreements, to all terms and provisions of which the registered holder of this Warrant, by acceptance of this Warrant, assents.  Reference is hereby made to the Agreements for a more complete statement of the rights and limitations of rights of the registered holder of this Warrant and the rights and duties of the Company under this Warrant.  Copies of the Agreements are on file at the office of the Company.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed on this 30th day of April, 2001.

KTC/AMG Holdings Corp,
a Delaware corporation (to be renamed The Kenan Advantage Group, Inc.)

By:
Name:
Title:

SUBSCRIPTION FORM

SERIES D CONVERTIBLE PREFERRED STOCK

(To be executed only upon exercise of Warrant)

The undersigned registered owner of this Warrant irrevocably exercises this Warrant for and purchases                       of the number of shares of Series D Convertible Preferred Stock of KTC/AMG Holdings Corp., a Delaware corporation (to be renamed The Kenan Advantage Group, Inc.), purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Series D Convertible Preferred Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to                                                       whose address is                                                                   , and if such shares of Series D Convertible Preferred Stock do not include all of the shares of Series D Convertible Preferred Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Series D Convertible Preferred Stock issuable thereunder to be delivered to the undersigned.

Dated:	,	.

By:

Name:

Title:

Address:

ASSIGNMENT FORM

SERIES D CONVERTIBLE PREFERRED STOCK

FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Series D Convertible Preferred Stock set forth below:

No. of Shares	Name and Address of Assignee

and does hereby irrevocably constitute and appoint as attorney                                               to register such transfer on the books of KTC/AMG Holdings Corp., a Delaware corporation (to be renamed The Kenan Advantage Group, Inc.), maintained for the purpose, with full power of substitution in the premises.

Dated:	,	.

By:

Name:

Title:

SUBSCRIPTION FORM

COMMON STOCK

(To be executed only upon exercise of Warrant)

The undersigned registered owner of this Warrant irrevocably exercises this Warrant for and purchases                         of the number of shares of Common Stock of KTC/AMG Holdings Corp., a Delaware corporation (to be renamed The Kenan Advantage Group, Inc.), purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to                                                               whose address is                                                                      , and if such shares of Common Stock do not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable thereunder to be delivered to the undersigned.

Dated:	,	.

By:

Name:

Title:

Address:

ASSIGNMENT FORM

COMMON STOCK

FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

No. of Shares	Name and Address of Assignee

and does hereby irrevocably constitute and appoint as attorney                                                       to register such transfer on the books of KTC/AMG Holdings Corp., a Delaware corporation (to be renamed The Kenan Advantage Group, Inc.), maintained for the purpose, with full power of substitution in the premises.

Dated:	,	.

By:

Name:

Title:

Annex A-2

To

Warrant Purchase Agreement

Form of 1998 RSTW Warrant

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH THE DISTRIBUTION HEREOF. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE PLEDGED, SOLD, OFFERED FOR SALE, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER OR EXEMPTION FROM SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO THE TERMS AND PROVISIONS OF A WARRANT PURCHASE AGREEMENT (THE “WARRANT PURCHASE AGREEMENT”) AND A STOCKHOLDERS’ AGREEMENT, EACH DATED AS OF DECEMBER 31, 1998, AMONG ADVANTAGE MANAGEMENT HOLDINGS CORP. (THE “COMPANY”), RSTW PARTNERS II, L.P., RFE INVESTMENT PARTNERS VI, L.P., RFE VI SBIC, L.P., RSTW PARTNERS III, L.P., STERLING VENTURES LIMITED AND THE OTHER SIGNATORIES THERETO (AS SUCH AGREEMENTS MAY BE SUPPLEMENTED, MODIFIED, AMENDED, OR RESTATED FROM TIME TO TIME, THE “AGREEMENTS”).  COPIES OF THE AGREEMENTS ARE AVAILABLE AT THE EXECUTIVE OFFICES OF THE COMPANY.

2,615 shares of Series D Convertible Preferred Stock,
$0.001 par value, of the Company
plus up to 446 shares of Common Stock,
$0.001 par value, of the Company for the
Contingent Option Adjustment Number,
subject to adjustment for antidilution from time to time	Warrant No. 1

WARRANT TO PURCHASE AND COMMON STOCK OF

ADVANTAGE MANAGEMENT HOLDINGS CORP.

This is to certify that, in consideration of one hundred dollars ($100.00) and other valuable consideration, which is hereby acknowledged as received, RSTW PARTNERS III, L.P. (“Purchaser”), its successors and registered assigns, is entitled at any time after the Closing Date (as defined in the Agreements) and prior to 12:00 midnight December 31, 2008 to exercise this Warrant to purchase (a) two thousand six hundred fifteen (2,615) shares of the Series D

Convertible Preferred Stock, $0.001 par value per share, plus (b) upon the occurrence of the Contingent Options Event, the number of shares of Common Stock equal to the Contingent Options Adjustment Number, plus (c) upon each occurrence of an event described in Section 2.12 of the Warrant Purchase Agreement, the number of shares of Series D Convertible Preferred Stock or Common Stock provided for therein, of Advantage Management Holdings Corp., a Delaware corporation (the “Company”), as the same shall be adjusted from time to time pursuant to the provisions of the Agreements at a price per share as specified in the Agreements and to exercise the other rights, powers, and privileges hereinafter provided, all on the terms and subject to the conditions specified in this Warrant and in the Agreements.  Capitalized terms used herein and not defined herein shall have the meanings amended to such terms in the Warrant Purchase Agreement.

This Warrant is issued under, and the rights represented hereby are subject to the terms and provisions contained in the Agreements, to all terms and provisions of which the registered holder of this Warrant, by acceptance of this Warrant, assents.  Reference is hereby made to the Agreements for a more complete statement of the rights and limitations of rights of the registered holder of this Warrant and the rights and duties of the Company under this Warrant.  Copies of the Agreements are on file at the office of the Company.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed on this 31st day of December, 1998.

ADVANTAGE MANAGEMENT HOLDINGS CORP.,
a Delaware corporation

By:
Dennis Nash
Chief Executive Officer

SUBSCRIPTION FORM

SERIES D CONVERTIBLE PREFERRED STOCK

(To be executed only upon exercise of Warrant)

The undersigned registered owner of this Warrant irrevocably exercises this Warrant for and purchases                      of the number of shares of Series D Convertible Preferred Stock of Advantage Management Holdings Corp., a Delaware corporation, purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Series D Convertible Preferred Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to                                                      whose address is                                                                    , and if such shares of Series D Convertible Preferred Stock do not include all of the shares of Series D Convertible Preferred Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Series D Convertible Preferred Stock issuable thereunder to be delivered to the undersigned.

Dated:	,	.

By:

Name:

Title:

Address:

ASSIGNMENT FORM

SERIES D CONVERTIBLE PREFERRED STOCK

FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Series D Convertible Preferred Stock set forth below:

No. of Shares	Name and Address of Assignee

and does hereby irrevocably constitute and appoint as attorney                                                            to register such transfer on the books of Advantage Management Holdings Corp., a Delaware corporation, maintained for the purpose, with full power of substitution in the premises.

Dated:	,	.

By:

Name:

Title:

SUBSCRIPTION FORM

COMMON STOCK

(To be executed only upon exercise of Warrant)

The undersigned registered owner of this Warrant irrevocably exercises this Warrant for and purchases                             of the number of shares of Common Stock of Advantage Management Holdings Corp., a Delaware corporation, purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to                                                     whose address is                                                       , and if such shares of Common Stock do not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable thereunder to be delivered to the undersigned.

Dated:	,	.

By:

Name:

Title:

Address:

ASSIGNMENT FORM

COMMON STOCK

FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

No. of Shares	Name and Address of Assignee

and does hereby irrevocably constitute and appoint as attorney                                                                to register such transfer on the books of Advantage Management Holdings Corp., a Delaware corporation, maintained for the purpose, with full power of substitution in the premises.

Dated:	,	.

By:

Name:

Title:

Annex A-3

to

Warrant Purchase Agreement

Form of 2000 RSTW Warrant

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH THE DISTRIBUTION HEREOF. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE PLEDGED, SOLD, OFFERED FOR SALE, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER OR EXEMPTION FROM SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO THE TERMS AND PROVISIONS OF A WARRANT PURCHASE AGREEMENT (THE “WARRANT PURCHASE AGREEMENT”) AND A STOCKHOLDERS’ AGREEMENT, EACH DATED AS OF DECEMBER 31, 1998, AMONG ADVANTAGE MANAGEMENT HOLDINGS CORP. (THE “COMPANY”), RFE INVESTMENT PARTNERS VI, L.P., RFE VI SBIC, L.P., RSTW PARTNERS III, L.P., STERLING VENTURES LIMITED AND THE OTHER SIGNATORIES THERETO (AS SUCH AGREEMENTS MAY BE SUPPLEMENTED, MODIFIED, AMENDED, OR RESTATED FROM TIME TO TIME, THE “AGREEMENTS”).  COPIES OF THE AGREEMENTS ARE AVAILABLE AT THE EXECUTIVE OFFICES OF THE COMPANY.

272 shares of Series D Convertible Preferred Stock,
$0.001 par value, of the Company
plus up to 40 shares of Common Stock,
$0.001 par value, of the Company for the
Contingent Option Adjustment Number,
subject to adjustment for antidilution from time to time	Warrant No.

WARRANT TO PURCHASE SERIES D CONVERTIBLE PREFERRED STOCK AND COMMON STOCK OF

ADVANTAGE MANAGEMENT HOLDINGS CORP.

This is to certify that, in consideration of one hundred dollars ($100.00) and other valuable consideration, which is hereby acknowledged as received, RSTW PARTNERS III, L.P. (“Purchaser”), its successors and registered assigns, is entitled at any time after the date hereof and prior to 12:00 midnight December 31, 2008 to exercise this 2000 Warrant to purchase (a) two hundred and seventy-two (272) shares of the Series D Convertible Preferred Stock, $0.001 par value per share, plus (b) upon the occurrence of the Contingent Options Event, the number of shares of Common Stock equal to the Contingent Options Adjustment Number, plus (c) upon each occurrence of an event described in Section 2.12 of the Warrant Purchase Agreement, the number of shares of Series D Convertible Preferred Stock or Common Stock provided for therein, of Advantage Management Holdings Corp., a Delaware corporation (the “Company”), as the same shall be adjusted from time to time pursuant to the provisions of the Agreements at a price per share as specified in the Agreements and to exercise the other rights, powers, and privileges hereinafter provided, all on the terms and subject to the conditions specified in this 2000 Warrant and in the Agreements.  Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Warrant Purchase Agreement (as amended from time to time).

This 2000 Warrant is issued under, and the rights represented hereby are subject to the terms and provisions contained in the Agreements, to all terms and provisions of which the registered holder of this 2000 Warrant, by acceptance of this 2000 Warrant, assents.  Reference is hereby made to the Agreements for a more complete statement of the rights and limitations of rights of the registered holder of this 2000 Warrant and the rights and duties of the Company under this 2000 Warrant.  Copies of the Agreements are on file at the office of the Company.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed on this 25th day of September, 2000.

ADVANTAGE MANAGEMENT HOLDINGS CORP.,
a Delaware corporation

By:
Name:
Title:

SUBSCRIPTION FORM

SERIES D CONVERTIBLE PREFERRED STOCK

(To be executed only upon exercise of Warrant)

The undersigned registered owner of this Warrant irrevocably exercises this Warrant for and purchases                          of the number of shares of Series D Convertible Preferred Stock of Advantage Management Holdings Corp., a Delaware corporation, purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Series D Convertible Preferred Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to                                                        whose address is                                                                      , and if such shares of Series D Convertible Preferred Stock do not include all of the shares of Series D Convertible Preferred Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Series D Convertible Preferred Stock issuable thereunder to be delivered to the undersigned.

Dated:	,	.

By:

Name:

Title:

Address:

ASSIGNMENT FORM

SERIES D CONVERTIBLE PREFERRED STOCK

FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Series D Convertible Preferred Stock set forth below:

No. of Shares	Name and Address of Assignee

and does hereby irrevocably constitute and appoint as attorney                                                          to register such transfer on the books of Advantage Management Holdings Corp., a Delaware corporation, maintained for the purpose, with full power of substitution in the premises.

Dated:	,	.

By:

Name:

Title:

SUBSCRIPTION FORM

COMMON STOCK

(To be executed only upon exercise of Warrant)

The undersigned registered owner of this Warrant irrevocably exercises this Warrant for and purchases                               of the number of shares of Common Stock of Advantage Management Holdings Corp., a Delaware corporation, purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to                                                   whose address is                                                               , and if such shares of Common Stock do not include

all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable thereunder to be delivered to the undersigned.

Dated:	,	.

By:

Name:

Title:

Address:

3

ASSIGNMENT FORM

COMMON STOCK

FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

No. of Shares	Name and Address of Assignee

and does hereby irrevocably constitute and appoint as attorney                                                            to register such transfer on the books of Advantage Management Holdings Corp., a Delaware corporation, maintained for the purpose, with full power of substitution in the premises.

Dated:	,	.

By:

Name:

Title:

4

Annex A-4

to

Warrant Purchase Agreement

Form of 2001 RSTW Merger Warrant

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH THE DISTRIBUTION HEREOF. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE PLEDGED, SOLD, OFFERED FOR SALE, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER OR EXEMPTION FROM SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO THE TERMS AND PROVISIONS OF A WARRANT PURCHASE AGREEMENT (THE “WARRANT PURCHASE AGREEMENT”), A STOCKHOLDERS’ AGREEMENT, AND A REGISTRATION RIGHTS AGREEMENT, EACH DATED AS OF APRIL 30, 2001, AMONG KTC/AMG HOLDINGS CORP. (TO BE RENAMED THE KENAN ADVANTAGE GROUP, INC., AND REFERRED TO HEREIN AS THE “COMPANY”), RSTW PARTNERS III, L.P., MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, MASSMUTUAL CORPORATE INVESTORS, MASSMUTUAL PARTICIPATION INVESTORS AND THE OTHER SIGNATORIES THERETO (AS SUCH AGREEMENTS MAY BE SUPPLEMENTED, MODIFIED, AMENDED, OR RESTATED FROM TIME TO TIME, THE “AGREEMENTS”).  COPIES OF THE AGREEMENTS ARE AVAILABLE AT THE EXECUTIVE OFFICES OF THE COMPANY.

shares of Series D Convertible Preferred Stock,
$0.001 par value, of the Company
plus up to shares of Common Stock,
$0.0001 par value, of the Company for the
Contingent Options Adjustment Number,
subject to adjustment for antidilution from time to time	Warrant No.

PPN: 48853 11 3

WARRANT TO PURCHASE SERIES D CONVERTIBLE PREFERRED STOCK AND COMMON STOCK OF

KTC/AMG HOLDINGS CORP.

(to be renamed The Kenan Advantage Group, Inc.)

5

This is to certify that, in consideration of the one hundred dollars ($100) paid by RSTW PARTNERS III, L.P. (“Purchaser”), to Advantage Management Holdings Corp. (“AMHC”), on                             , and other valuable consideration, which is hereby acknowledged as received, Purchaser, its successors and registered assigns, is entitled at any time after the date hereof and prior to 12:00 midnight April 30, 2011 to exercise this Warrant to purchase                                     (          ) shares of the Series D Convertible Preferred Stock, $0.001 par value per share, plus (b) upon the exercise of the Contingent Options, the number of shares of Common Stock equal to the Contingent Options Adjustment Number, plus (c) upon each occurrence of an event described in Section 2.12 of the Warrant Purchase Agreement, the number of shares of Series D Convertible Preferred Stock or Common Stock provided for therein, of the Company, as the same shall be adjusted from time to time pursuant to the provisions of the Agreements at a price per share as specified in the Agreements and to exercise the other rights, powers, and privileges hereinafter provided, all on the terms and subject to the conditions specified in this Warrant and in the Agreements.  This Warrant is one of the “2001 RSTW Merger Warrants” described in the Warrant Purchase Agreement.  Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Warrant Purchase Agreement (as amended from time to time).

This Warrant is given in amendment, restatement, modification and extension (but not extinguishment or novation) of the warrant issued by AMHC to Purchaser as                                                        , to purchase the number of shares of AMHC’s Series D Convertible Preferred Stock and AMHC’s Common Stock provided for therein, as such number of shares purchasable under such warrant are to be adjusted from time to time, which, pursuant to a Merger Agreement dated as of April 30, 2001, among the Company, AMHC, and AMHC Acquisition Corp. (the “AMHC Merger Agreement”), was converted into this Warrant.  Without limiting any other rights and benefits to which this Warrant is entitled under the Advantage Merger or otherwise, this Warrant shall be treated as purchased and issued under, and subject to the terms and provisions in, the Agreements, to all terms and provisions of which the registered holder of this Warrant, by acceptance of this Warrant, assents.  Reference is hereby made to the Agreements for a more complete statement of the rights and limitations of rights of the registered holder of this Warrant and the rights and duties of the Company under this Warrant.  Copies of the Agreements are on file at the office of the Company.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

6

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed on this 30th day of April, 2001.

KTC/AMG Holdings Corp,
a Delaware corporation (to be renamed The Kenan Advantage Group, Inc.)

By:
Name:
Title:

SUBSCRIPTION FORM

SERIES D CONVERTIBLE PREFERRED STOCK

(To be executed only upon exercise of Warrant)

The undersigned registered owner of this Warrant irrevocably exercises this Warrant for and purchases                        of the number of shares of Series D Convertible Preferred Stock of KTC/AMG Holdings Corp., a Delaware corporation (to be renamed The Kenan Advantage Group, Inc.), purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Series D Convertible Preferred Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to                                                            whose address is                                                                          , and if such shares of Series D Convertible Preferred Stock do not include all of the shares of Series D Convertible Preferred Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Series D Convertible Preferred Stock issuable thereunder to be delivered to the undersigned.

Dated:	,	.

By:

Name:

Title:

Address:

ASSIGNMENT FORM

SERIES D CONVERTIBLE PREFERRED STOCK

FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Series D Convertible Preferred Stock set forth below:

No. of Shares	Name and Address of Assignee

and does hereby irrevocably constitute and appoint as attorney                                                            to register such transfer on the books of KTC/AMG Holdings Corp., a Delaware corporation (to be renamed The Kenan Advantage Group, Inc.), maintained for the purpose, with full power of substitution in the premises.

Dated:	,	.

By:

Name:

Title:

SUBSCRIPTION FORM

COMMON STOCK

(To be executed only upon exercise of Warrant)

The undersigned registered owner of this Warrant irrevocably exercises this Warrant for and purchases                       of the number of shares of Common Stock of KTC/AMG Holdings Corp., a Delaware corporation (to be renamed The Kenan Advantage Group, Inc.), purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to                                                             whose address is                                                                 , and if such shares of Common Stock do not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable thereunder to be delivered to the undersigned.

Dated:	,	.

By:

Name:

Title:

Address:

ASSIGNMENT FORM

COMMON STOCK

FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

No. of Shares	Name and Address of Assignee

and does hereby irrevocably constitute and appoint as attorney                                                             to register such transfer on the books of KTC/AMG Holdings Corp., a Delaware corporation (to be renamed The Kenan Advantage Group, Inc.), maintained for the purpose, with full power of substitution in the premises.

Dated:	,	.

By:

Name:

Title: